UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00994

Burnham Investors Trust

(Exact name of Registrant as specified in charter)

1325 Avenue of the Americas, 26th Floor New York, NY 10019

(Address of principle executive offices) (Zip Code)

Jon M. Burnham

1325 Avenue of the Americas, 26th Floor New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 874-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1. Report to Shareholders.

D E C E M B E R 3 1 , 2 0 1 1

ANNUA L

Report

Burnham Fund

Burnham Financial Services Fund

Burnham Financial Industries Fund

Burnham U.S. Government

Money Market Fund

T H E B U R N H AM F AMI LY O F F U N D S

Burnham Fund



"We are looking toward 2012 in a positive light. Our domestic markets were calm in the fourth quarter and the first few weeks of 2012, and no longer suffer dramatic swings in response to events overseas. This may be an acknowledgement that the european crises and imminent recession may have a limited impact on our financial system, and our capital markets have discounted the shock."



Jon Burnham
Portfolio Manager

Ticker Symbols

Class A	BURHX
Class C	BURJX

Portfolio Manager

Jon M. Burnham
Since 1995

Minimum Investment

Regular accounts	$2,500
IRAs	$100

Asset Values

Net assets, in millions	$92.41
Net asset value per share	
Class A	$29.00
Class C	$27.84

Maximum Offering Price

Class A	$30.53

Maximum Sales Charge or CDSC

Class A	5.00%
Class C	1.00%

Expense Ratios*

	Gross[1]	Net (after expense reimbursement)[1]
Class A	1.41%	1.41%
Class C	2.15%	2.15%

* See Note 5 to the Financial Statements.

Inception

Class A	June 15, 1975
Class C	April 30, 2004

[1]The Expense Ratios in this table do not match the ratios of expenses to average net assets in the "Financial Highlights" section of the report (the "Highlights Ratios") because the Highlights Ratios reflect the operating expenses of the fund and do not include ratios of "Acquired Fund Fees and Expenses." Acquired fund fees and expenses are expenses incurred indirectly by the Burnham Fund as a result of its investments in other investment funds.

All data as of December 31, 2011. Performance information assumes all distributions were reinvested. Class A performance information does not include the maximum 5% sales charge. Class C shares have different costs and performance will differ. You should consider the investment objectives, risks, charges and expenses of each Fund. The Funds' prospectuses are available at www.burnhamfunds.com. Past performance isn't a prediction of future performance. Read the prospectus carefully before investing.

For the year ended December 31, 2011, the Burnham Fund rose 5.40% (with dividends reinvested), outperforming both its benchmarks: the S&P 500® Index (with dividends reinvested) which rose 2.11% (this index is unmanaged), and the Morningstar Large-Cap Blend Index, which declined 1.27%.

The Burnham Fund finished the year in the top 5% of large-cap blend funds (out of 1,914 for 2011), and in August we received a 5-star 'overall' rating from Morningstar. We are particularly proud of this achievement, which came at a time of great volatility in the equity markets.

In the second half of the year, the markets were extremely volatile as investors were whipsawed by worrisome global and domestic events. Regime change in the Middle East became the 'new normal', and energy, commodity, and gold prices all moved higher. In August, the Republican-led Congress unnecessarily paired a routine debt ceiling extension vote with deficit reduction – political brinksmanship that meant a possible U.S. default and resulted in our first debt rating downgrade in history. The political impasse stunned our country and left many to believe that consumers and businesses would again retrench and tip the fragile recovery into recession. In autumn the euro crisis hit, with Greece near default and its contagion spreading throughout the eurozone. Negotiations are ongoing, and the crisis seems to be contained at the moment, but the situation is far from resolved as the region embarks on deleveraging and austerity programs. In December, Congress and the Obama Administration once again had a stalemate over the extension of the payroll tax cut from 2010, which ended in a two month compromise.

Investors fled from global risk into dollar denominated assets which seemed comparably safe – particularly U.S. government bonds and cash. The 30-year U.S. Treasury bond ended the year yielding just 2.9%, and 4-week treasury bills yielding 0.01%. Commodity prices were volatile: oil spiked mid year, and then declined as inventories increased and the global economy slowed. The S&P 500® Index was down 13.9% in the third quarter, but rebounded by 11.8% in the fourth quarter. The Burnham Fund ended the year just 21 basis points (0.21) off its mid year point.

Corporate earnings for the fourth quarter have been better than expected. Operating earnings are believed to be the third or fourth highest on record. However, margin expansion may be difficult after extensive cost cutting in the wake of the recession. Earnings growth will be more dependent on revenue growth going forward, especially if material and commodity costs increase.

As of December 31, our sector allocation favored Energy (24%), Consumer Discretionary (19%), Information Technology (16%), Industrials (10%) and Financial Services (8%). Energy, Information Technology and Consumer Discretionary are overweighted in the portfolio vs. our benchmark; Financial Services and Industrials are underweighted. The sectors which contributed most to performance on a total return basis were Energy, Information Technology and Consumer Discretionary, which due to their weights in the portfolio, and stock selection, added approximately 8% to the Fund's total return. Conversely, the lowest allocations were in Utilities (1%), Health Care (3%), Consumer Staples (3%) and Telecommunications Services (3%). These sectors are each underweighted vs. the index. The sectors that detracted from performance due to our investment choices were Materials.

The investments that drove our outperformance (combining performance with portfolio weight) were Chipotle Mexican Grill, Inc., Class A, Apple, Inc., The Williams Companies, Inc., McDonald's Corp. and Kinder Morgan Management LLC. The positions that detracted from performance (combining performance and portfolio weight) were Ford Motor Co., Freeport-McMoRan Copper & Gold, Inc., Citigroup, Inc, Devon Energy Corp., and MetLife, Inc. Despite lackluster performance from these companies in the period, we have substantial profits in them, and only Ford Motor Co. and Devon Energy Corp. are among the top 10 positions. The worst performing positions were Citigroup, Inc., Freeport-McMoRan Copper & Gold, Inc., Ford Motor Co., MetLife, Inc. and McMoRan Exploration Co. Each of these positions has rallied since the beginning of the year. We note that we ended the year with very few losses in the portfolio.

We are looking toward 2012 in a positive light. Our domestic markets were calm in the fourth quarter and the first few weeks of 2012, and no longer suffer dramatic swings in response to events overseas. This may be an acknowledgement that the european crises and imminent recession may have a limited impact on our financial system, and our capital markets have discounted the shock. The U.S. economy is now nine quarters into recovery. Interruptions threatening to derail this recovery have been (to say the least) major, lest we forget the oil spill in the Gulf of Mexico, the earthquake, tsunami and nuclear crisis in Japan, political upheavals in the Middle East, deadlock in U.S. politics, and the increase in commodity costs from depressed levels during the recession.

Our two major domestic crises – the high unemployment rate and housing mess – while still very worrisome and a drag on consumer spending, are stabilizing. We do not expect major policy initiatives from paralyzed Washington until after the elections. The Bush tax cuts will expire in 2013, and we believe that no matter who is elected in November, tax reform and job/manufacturing stimulus will need to be addressed so we face our debt and structural challenges. In the meantime, the Federal Reserve has confirmed it will maintain short-term rates near 0% through 2014, citing the lackluster recovery, unemployment and potential for global pressure. This provides transparency and a timeline for consumers and corporations (and the U.S.) to continue to recapitalize and improve balance sheets. We believe that this prolonged move will encourage commercial investment and nudge investors to commit more capital to the equity markets because they will not find competitive returns in the bond market. Finally, the equity markets are generally positive the last year of a presidential term.

We forecast that the industry leaders will be in growth technology, energy, construction/engineering, and sectors that may improve with a modest housing recovery and a more confident consumer. We favor companies with rising revenue and growing margins, above market yield if possible, and cash on hand to buy back stock, raise dividends or make strategic acquisitions.

2 BURNHAM FUND

PORTFOLIO INVESTMENTS

Asset Allocation (as a % of net assets)


Cash & other net assets 6%
Exchange Traded Fund 3%
Common Stocks (net of written call option) 91%

The fund seeks capital appreciation, mainly long-term. Income is generally of lesser importance.

Industries - Common Stock (Net of written call option)	% net assets
Energy	24.13%
Consumer Discretionary	19.42%
Information Technology	16.22%
Industrials	9.59%
Financial Services	8.11%
Materials	3.83%
Consumer Staples	3.18%
Telecommunications Services	2.98%
Health Care	2.70%
Utilities	1.03%
	91.19%

Top 10 Common Stock Holdings (Net of written call option)	% net assets
Apple, Inc.	9.61%
Chipotle Mexican Grill, Inc., Class A	6.21%
The Williams Companies, Inc.	4.65%
Kinder Morgan Management LLC	4.40%
McDonald's Corp.	3.80%
American Express Co.	2.81%
Caterpillar, Inc.	2.45%
MetLife, Inc.	2.36%
Ford Motor Co.	2.33%
Chevron Corp.	2.30%
	40.92%

TOTAL RETURN†

Growth of $10,000 Over Ten Years


$15,000
$10,000
5,000
$0
December '01
December '11
Burnham Fund (Class A)
without sales charge $13,738
S&P 500® Index* $13,335
with sales charge $13,051

Average Annual Returns	with no sales charge or CDSC	with max. sales charge or CDSC
Class A		
One year	5.40%	0.13%
Three years	19.16%	17.14%
Five years	3.78%	2.72%
Ten years	3.22%	2.70%
Class C		
One year	4.64%	3.64%
Three years	18.31%	18.31%
Five years	3.02%	3.02%
Since inception	4.52%	4.52%

Cumulative Total Returns	with no sales charge or CDSC	with max. sales charge or CDSC
Class A		
One year	5.40%	0.13%
Three years	69.21%	60.75%
Five years	20.38%	14.36%
Ten years	37.38%	30.51%
Class C		
One year	4.64%	3.64%
Three years	65.58%	65.58%
Five years	16.08%	16.08%
Since inception	40.36%	40.36%

Performance Over the Past Year


5.40%
Fund (Class A)
2.11%
Benchmark
-1.27%
Peer Group

The Fund outperformed both its benchmark and peer group.

The benchmark is represented by the S&P 500® Index, an unmanaged index that includes a representative sample of 500 leading companies in leading industries in the U.S. economy.

The peer group is represented by the funds in the Morningstar Large-Cap Blend category.


10%
8
6
4
2
0
-2
-4
-6
-8
-10
-12%
Fund
Benchmark
Peer Group
J F M A M J J A S O N D

Modern Portfolio Theory Statistics**

Three-Year Range

Beta	0.83
R^2	92.30
Alpha	6.53
Standard Deviation	16.29
Sharpe Ratio	1.16

** Keep in mind that indices have no management fees or brokerage costs.*

† The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor's shares when redeemed may be worth more or less than their original cost.

*** Source: Morningstar Direct*

BURNHAM FUND 3

Ticker Symbols

Class A	BURKX
Class C	BURNX

Portfolio Manager

Anton V. Schutz
Mendon Capital Advisors Corp.
Since inception

Minimum Investment

Regular accounts	$2,500
IRAs	$100

Asset Values

Net assets, in millions	$40.00
Net asset value per share	
Class A	$15.42
Class C	$14.94

Maximum Offering Price

Class A	$16.23

Maximum Sales Charge or CDSC

Class A	5.00%
Class C	1.00%

Expense Ratios*

	Gross	Net (after reimbursement)
Class A	1.90%	1.80%
Class C	2.63%	2.55%

* See Note 5 to the Financial Statements.

Inception

Class A	June 7, 1999
Class C	April 29, 2005

All data as of December 31, 2011. Performance information assumes all distributions were reinvested. Class A performance information does not include the maximum 5% sales charge. Class C shares have different costs and performance will differ. You should consider the investment objectives, risks, charges and expenses of each Fund. The Funds' prospectuses are available at www.burnhamfunds.com. Past performance isn't a prediction of future performance. Read the prospectus carefully before investing.

BURNHAM

Financial Services Fund



"Bank fundamentals showed steady improvement as the year progressed, but lacking any significant mergers and acquisitions ("M&A") activity and considering the regulatory environment; the financial sector remained out of favor throughout most of 2011."

Anton Schutz
Portfolio Manager

It was not the year we expected.

The fourth quarter and December, in particular, achieved stronger market performance in a less than stellar year for the financial sector. The positive momentum was welcome after having suffered through a tumultuous year dominated by negative macroeconomic headlines. The U.S. economy held up relatively well, not suffering a "double dip" as had been somewhat feared. Any positive reports were quickly overshadowed by the turmoil overseas.

Bank fundamentals showed steady improvement as the year progressed, but lacking any significant mergers and acquisitions ("M&A") activity and considering the regulatory environment; the financial sector remained out of favor throughout most of 2011. The recapitalization of the industry, strengthened balance sheets and better expense management were all favorable developments. Unfortunately, we could not foresee the magnitude of the european debt crisis and the repercussions on the value of U.S. financial stocks. The core holdings of the Fund, small and mid capitalization banks and thrifts & mortgage finance have no direct exposure to the issues overseas, yet were once again found guilty by association. Both the KBW Bank Index (BKX) and the NASDAQ Bank Index were down on the year recording returns of (23.18)% and (10.51)%, respectively compared to the Fund which was down 10.34%.

We started the year on a relatively strong note, but the momentum quickly abated as the overhang of negative headlines dictated market sentiment. At the end of the first quarter, the financial sector got a boost from the Federal Reserve's positive review of the Supervisory Capital Assessment Program tests and permission to increase dividends and buybacks at the larger financial institutions. This provided a catalyst for the sector heading into the second quarter, but regulatory uncertainty, possible default issues in certain european countries, continued slow deal volume and loan growth kept investors on the sidelines and financials under pressure. Volatility increased dramatically in the third quarter with the S&P downgrade of U.S. debt from AAA to AA+ resulting in a one day loss of 634 points. Unprecedented daily 400 point gains and losses eroded investor confidence and made it very difficult to establish any conviction. The high degree of correlation and "basket trading" or trading through indices and ETFs punished even the fundamentally sound companies as a "sell first, ask later" mentality developed.

The Fund did benefit from long investments that were able to capitalize on FDIC failures and whole bank transactions. There were in total 92 bank failures in 2011. Charter Financial Corp. and Centerstate Banks, Inc. were among a few of the winners of failed bank bids, enabling them to acquire deposits on the cheap, gain market share and utilize bargain purchase gains to further reduce problem assets. Core holdings, 1st United Bancorp, Inc. and Citizens South Banking Corp., Inc., were also active participants, adding to franchise value although stock prices did not respond as favorably. The number of problem banks remains elevated, currently 844 on the FDIC problem bank list. There will continue to be failed bank opportunities and we expect that the winners will be those banks that have the expertise in evaluating these deals and integrating operations for further growth and efficiency. Moreover, a number of banks that are not failing but have been "just hanging on" will likely seek more healthy partners as 2012 unwinds.

Among the top performers for the year were financial institutions that were acquired including, Bancorp Rhode Island, Inc., Connecticut Bank & Trust Co., Tower Bancorp, Inc. and Parkvale Financial Corp. Each of the entities was acquired at a material premium to the previous day's closing share price. In general, after a deal is announced, the Fund will exit the position. In some cases and primarily in exchange of stock transactions the fund may elect to maintain the position. While smaller deal volume did accelerate in the latter half of the year, we were admittedly surprised at the lack of activity and believe that a larger wave of consolidation is necessary and imminent given the new normal operating environment.

A few of the names that did not perform well and detracted from performance were: Cowen Group, Inc., Class A and 1st United Bancorp, Inc. Slow capital markets activity and overall volatility did not bode well for the asset management and investment banking group. Cowen Group, Inc., Class A initiated a sizable buyback to take advantage of the discounted stock price. 1st United Bancorp, Inc., as mentioned previously, has actively participated in deals but continued unfavorable conditions in the Florida market kept investors cautious on the stock.

While headwinds persist, uncertainty has diminished with additional clarity on regulatory issues, including capital requirements, and the challenging macroeconomic environment should lead to a dramatic increase in M&A activity. Fundamentals appear to be more encouraging entering 2012, with a pickup in commercial and industrial lending, further improvement in asset quality and cost control programs initiated at a number of financial institutions. Fatigued management teams will be proactive in evaluating opportunistic exit strategies and over the longer period of time, acquirers can be more confident in assessing the accuracy and depth of credit issues. Valuations are attractive having factored in and accounted for the negative variables. Taken together, this should lead to downside support and upside potential leading into 2012.

4 FINANCIAL SERVICES FUND

P O R T F O L I O I N V E S T M E N T S

Asset Allocation (as a % of net assets)

% net

Industries – Common Stock assets

Banks—Regional 44.62% Thrifts & Mortgage Finance 34.53% In vestment Banking & Brokerage 7.26% Registered In vestment Company 5.05% Other Diversified Financial Services 2.59% Real Estate In vestment Trust 1.25% Unregistered In vestment Company 0.76% Diversified Banks 0.58% 96.64%

% net

Top 10 Common Stock Holdings assets

1st United Bancorp, Inc. 5.89% Solar Senior Capital Ltd. 5.05% Cowen Group, In c., Class A 4.18% Park Sterling Corp. 4.08% Beacon Federal Bancorp, In c. 3.98% Citizens South Banking Corp., In c. 3.94% TFS Financial Corp. 3.92% Investors Bancorp, Inc. 3.86% Charter Financial Corp. 3.75% OceanFirst Financial Corp. 3.27% 41.92%

Average wit h no with max. sale s charge sales charge

Annual Returns or CDSC or CDSC

Class A

One year 1 (0.34)% 1 (4.83)% Three years 2.86% 1.11% Five years (4.42)% (5.39)% Ten years 5.77% 5.23%

Class C

One year 1 (1.02)% 1 (1.91)% Three years 2.11% 2.11% Five years (5.12)% (5.12)% Since nception i (0.37)% (0.37)%

Cumula tive with no with max. sales charge sales charge

Total Returns or CDSC or CDSC

Class A

One year (1 0.34)% (1 4.83)% Three years 8.81% 3.37% Five years (2 0.22)% (2 4.21)% Ten years 75.27% 66.51%

Class C

One year (1 1.02)% (1 1.91)% Three years 6.47% 6.47% Five years (2 3.11)% (2 3.11)% Since inception (2.43)% (2.43)%

Performance Over

the Past Year

-103 . 4% -10.51% -15.12%

Fund (Class A) Benchm ark Peer Group

The Fund outperformed both it s benchmark and peer group.

The benchmark is represented by the NASDAQ Bank Index, an unmanaged index of NASDAQ li sted companies classified as banks. They in clude banks providing a broad range of fi nancial services.

The peer group is re presented by the funds in the Morningstar Specialty –Financial Investment category.

Modern Portf o lio Theory Statistics**

Three-Year Range

Beta 0.93 R2 76.36 Alpha (9.11) Standard Deviation 20.09 Sharpe Ratio 0.23

* Keep in mind that in dic es have no man -agement fe es or broke rage costs .

† The graph an d ta bl e do not refle ct the deduction of ta x es that a shareholder wo uld pay on fu nd dis trib ut ions or the redem pti on of fu nd shares. Past performance is not indicative of fut ure result s. Total return figures inclu de the re in vestment of div idends. Investment re turn and princip al value wil l flu ct uate with marke t conditi ons an d an in ves to r’s sh ares when redeemed may be wo rth more or less th an th ei r original cost .

** Sour ce: Mor ningstar Dir ect

F IN A N C I A L S E R V I C E S F U ND 5

Ticker Symbols

Class A	BURFX
Class C	BURCX
Class I	BMFIX

Portfolio Manager

Anton V. Schutz
Mendon Capital Advisors Corp.
Since inception

Minimum Investment

Regular accounts	$2,500
IRAs	$100

Asset Values

Net assets, in millions	$61.37
Net asset value per share	
Class A	$9.39
Class C	$9.14
Class I	$6.03

Maximum Offering Price

Class A	$9.88

Maximum Sales Charge or CDSC

Class A	5.00%
Class C	1.00%

Expense Ratios*

	Class A	Class C	Class I
Expenses before recoupment/ waiver including dividend and interest expense	2.75%	3.46%	1.73%
Expenses net of recoupment/ waiver including dividend and interest expense	2.63%	3.33%	1.61%

* See Note 5 to the Financial Statements.

Inception

Class A and C	April 30, 2004
Class I	December 18, 2009

All data as of December 31, 2011. Performance information assumes all distributions were reinvested. Class A performance information does not include the maximum 5% sales charge. Class C shares have different costs and performance will differ. You should consider the investment objectives, risks, charges and expenses of each Fund. The Funds' prospectuses are available at www.burnhamfunds.com. Past performance isn't a prediction of future performance. Read the prospectus carefully before investing.

6 FINANCIAL INDUSTRIES FUND

BURNHAM

Financial Industries Fund



"It was not the year we expected.

The fourth quarter and December, in particular, achieved stronger market performance in a less than stellar year for the financial sector. The positive momentum was welcome after having suffered through a tumultuous year dominated by negative macroeconomic headlines."



Anton Schutz
Portfolio Manager

It was not the year we expected.

The fourth quarter and December, in particular, achieved stronger market performance in a less than stellar year for the financial sector. The positive momentum was welcome after having suffered through a tumultuous year dominated by negative macroeconomic headlines. The U.S. economy held up relatively well, not suffering a "double dip" as had been somewhat feared. Any positive reports were quickly overshadowed by the turmoil overseas.

Bank fundamentals showed steady improvement as the year progressed, but lacking any significant catalyst, meaningful economic growth and considering the regulatory environment; the financial sector remained out of favor throughout most of 2011. The recapitalization of the industry, strengthened balance sheets and better expense management were all favorable developments. Unfortunately, we could not foresee the magnitude of the european debt crisis and the repercussions on the value of U.S. financial stocks. The core holdings of the Fund have no direct exposure overseas. While we do invest in select larger capitalization multinational companies, we believe the impact of further global deterioration to these companies to be nominal and the backdrop of unified support by the central banks to be sufficient.

Volatility increased dramatically in the third quarter with the S&P downgrade of U.S. debt from AAA to AA+ resulting in a one day loss of 634 points. Unprecedented daily 400 point gains and losses eroded investor confidence and made it very difficult to establish any conviction. The high degree of correlation and leveraged ETF trading punished even the fundamentally sound companies as a "sell first, ask later" mentality developed. The major financial indices were down for the year, including the KBW Bank Index at (23.18)%. The Fund was down 15.26% for the period.

Short investments in the Fund contributed positively to return, but not in a meaningful way so as to offset the breadth of negative sentiment and severity of market moves. Long investments that contributed positively to overall return were: Two Harbors Investment Corp., ViewPoint Financial Group and First California Financial Group, Inc. With the recovery in asset pricing, Two Harbors Investment Corp. performed well resulting in a significant dividend distribution. ViewPoint Financial Group, a valuable Texas franchise, trades at a deep discount to Texas peers and has managed to avoid much of the credit debacle. First California Financial Group, Inc. completed a few Federal Deposit Insurance Corporation ("FDIC") deals, is building an attractive franchise and has activist shareholders that have been very vocal about the company selling. Although whole bank mergers and acquisitions ("M&A") were slower than expected, there were 92 FDIC failures in 2011 and a few of our names participated in these accretive deals. We still see activity into 2012 and remain invested in entities that have navigated the transaction and have the necessary expertise in evaluating these deals and integrating operations for further growth and efficiency. Moreover, a number of banks that are not failing but have been "just hanging on" will likely seek more healthy partners as 2012 unwinds.

A few core holdings that were under pressure and did not perform as expected included Western Liberty Bancorp and Cowen Group, Inc., Class A. Western Liberty Bancorp has announced several stock buybacks and as mentioned previously have hired investment bankers to assess future strategic direction which we do feel will be beneficial for the company. Slow capital markets activity contributed to overall negative sentiment on the asset management and investment banking group. Cowen Group, Inc., Class A hired key personnel throughout the year to build through its various subsidiaries and we expect that 2012 will see an increase in volumes that will benefit the group overall. The company did initiate a sizable company buyback to take advantage of purchasing stock at discounted levels.

While headwinds persist, uncertainty has diminished with additional clarity on regulatory issues, including capital requirements, and the challenging macroeconomic environment should lead to a dramatic increase in M&A activity. Fundamentals appear to be more encouraging entering 2012, with a pickup in commercial and industrial lending, further improvement in asset quality and cost control programs initiated at a number of financial institutions. Fatigued management teams will be proactive in evaluating opportunistic exit strategies and over the longer period of time, acquirers can be more confident in assessing the accuracy and depth of credit issues. Valuations are attractive having factored in and accounted for the negative variables. Taken together, this should lead to downside support and upside potential leading into 2012.

P O R T F O L I O I N V E S T M E N T S

Asset Al ocati on (as a % of net assets)

Long Positions 97.87%

Short Positions (2 1.88)% Cash and Other Assets, Less Liabilities 24.01%

100.00%

Top 10 In dustrie s

(as a % of Net Assets) Long % Shor t % Net %

Banks—Regional 34.32% -15.85% 18.47% Thrifts & Mortgage Finance 16.89% -2.09% 14.80% Other Diversified Financial Services 15.68% -0.15% 15.53% In vestment Banking & Brokerage 12.97% -0.29% 12.68% Diversified Banks 7.96% -0.25% 7.71% Registered In vestment Company 3.80% 0.00% 3.80% Real Estate Investment Trust 3.39% -2.87% 0.52% Life & Health In surance 2.04% -0.03% 2.01% Asset Management & Custody Banks 0.82% -0.21% 0.61% Consumer Finance 0.00% -0.06% -0.06% 97.87% -21.80% 76.07%

Top 10 Common Sto ck Holdings % ne t

(Net of written options) assets

1st United Bancorp, Inc. 8.66% Gleacher & Co., Inc. 6.25% In vestors Bancorp, Inc. 6.13% Western Liberty Bancorp 5.43% Centerstate Banks, In c. 5.36% Cowen Group, In c., Class A 4.87% Solar Senior Capital Ltd. 3.80% TFS Financial Corp. 3.65% Pennymac Mortgage In vestment Trust 3.39% Citigroup, In c. 3.15% 50.69%

Average wit h no with max. Returns sale s charge sales charge Annual or CDSC or CDSC Class A

One year (1 5.26)% (1 9.50)% Three years 4.37% 2.60% Five years 0.91% (0.12)% Since inception 5.49% 4.79%

Class C

One year (1 5.85)% (1 6.64)% Three years 3.63% 3.63% Five years 0.20% 0.20% Since inception 4.76% 4.76%

Class I

One year (1 5.08)% (1 5.08)% Since inception (4.84)% (4.84)%

Cumula tive with no with max. sales charge sales charge

Total Returns or CDSC or CDSC Class A

One year (1 5.26)% (1 9.50)% Three years 13.68% 7.99% Five years 4.63% (0.60)% Since inception 50.74% 43.20%

Class C

One year (1 5.85)% (1 6.64)% Three years 11.28% 11.28% Five years 0.98% 0.98% Since inception 42.89% 42.89%

Cla ss I

One year (1 5.08)% (1 5.08)% Since inception (9.62)% (9.62)%

Performance Over`

the Past Year

-15. 2 6% -23.18% -15.12%

Fund (Class A) Benchm ark Peer Group

The Fund outperformed its benchmark and narrowly underperformed it s peer group.

The benchmark is represented by the KBW Bank Index, a capitalization weighted in dex composed of 24 diverse stocks representing national money center banks and le ading regional institutions.

The peer group is re presented by the funds in the Morningstar Specialty –Financial Investment category.

6% 4 2 0

-2

-4 Fund Benchmark

-6 Peer Group

-8%

J F M A M J

Modern Portf o lio Theory Statistics**

Three-Year Range

Beta 0.94 R2 78.66 Alpha (7.92) Standard Deviation 20.20 Sharpe Ratio 0.31

* Keep in mind th at indic es ha ve no management fees or brokerage costs.

† The graph and tab le do not reflect the dedu ction of ta xes that a shareholder would pay on fund dis trib uti ons or th e redemption of fund shar es. Pa st performance is not in dicativ e of future result s. Total return fi gures include the rein vestment of dividends. Investment retu rn and principal value wil l flu ctuate with mar ket conditions and an in vestor’s shares wh en redeemed may be worth more or les s than their original cost.

** Source: Morningsta r Dir ect

F IN A N C IA L IN D U S T R IE S R EV F U I E NW D 7

Burnham U.S. Government Money Market Fund

Ticker Symbol BUTXX

Portfolio Manager

Seth H. Frimere

Reich & Tang Asset Management L.P. Since inception

Minimum Investment

Regular accounts $2,50 0 IRAs $10 0

Asset Values

Net assets, in millions $143.68 Net asset value per share $1.0 0

Expense Ratios*

Gross 0.80% Net (after reimbursement) 0.17%

* See Note 5 to th e Financial Statements.

Ince ption October 13, 1999

Y I E L D A N D T O T A L R E T U R N †

Yield and Matu rity – Burnham U.S. Government Money Market Fund

Daily Yield 0.00% 7-day effective yield 0.00% 30-day effective yield 0.00% Weighted average days to maturity 35

Average Annual Return – Burnham U.S. Government Money Market Fund

One Year 0.00% Three Years 0.01% Five Years 1.09%

Ten Years 1.40%

Cumulati ve Total Return – Burnham U.S. Government Money Market Fund

One Year 0.00% Three Years 0.02% Five Years 5.56% Ten Years 14.95%

† The table does not reflect th e deductio n of ta xes th at a shareholder would pay on fu nd dis tri butions or th e re demption of fund shares. Past performance is not in dicative of fu ture re sults.

Al data as of December 31, 20 11. Performance in formation assumes al distrib uti ons were reinvested. You should consider the investment objec ti ves, ris ks, char ges and expenses of each Fund. The Fun ds’ prospectu ses are available at www.burnhamfunds.com. Past perf ormance is n’t a predict ion of fu ture per fo rmance. Read th e prospectus careful y bef ore in vesti ng.

B U R N H A M

U.S. Government Money Market Fund

The to ne in th e fo urth quarter 2011 was one which has become all too fa miliar. Rates were lo w, quality paper at a decent rate was a preciously rare commodity, and Europe was th e 800 pound gorilla around which we treaded ever so li ghtly. Through it all, however, our credit process has remained the cornerstone of our conservative in vestment philosophy th at has kept the fu nd stable while providing daily li quidity without in terruption. The 2011 stage carries over in to 2012 as th e expectation fo r a pro-lo nged lo w in terest ra te environment is evident and real. And while th e 2012 environment lo oks quite th e same for money fu nds, we are greeting it with another year’s worth of in valuable knowledge, experience, and conclusions to frame our strategy, which puts us in a stronger position to deliver in creased value to our shareholders.

The economy continues to in ch fo rward but ju st cannot seem to get out of it s own way. While th e stock market at ti mes has given us reason to believe we are back, the usual suspects of high unemployment, weak housing market, and re stricted business le nd-in g held us in check. It appears as if the unemployment ra te has im proved, however, it is li kely not re presentative of th e reality, as it does not fa ctor in th e multitude of in dividuals th at have ceased lo ok-ing fo r work and whose state benefits have ru n th eir course. Companies are surviving with fe wer employees, have in stalled new fi scally conscious expense reduction mandates, and are embracing in novation to drive in creased productivity. While th ese are th e quintessential attributes of sound business practices th at typically bolster competition, th e la ck of lo an growth, particularly in small businesses, is weighing heavily on new job creation. The causal effect of jo b creation is a pickup in spending, and an in crease in th e pool of qualified applicants to hasten th e pace of personal lo an growth and mortgages th at will billow th e embers of th e smoldering housing market. A fo cus on jo b creation is paramount and needs to occur on a consistent basis to resuscitate the economy and jumpstart th e growth cycle once again.

We keep a careful watch on Federal Open Market Committee (F OMC) activity and th e “what if s” around th e potential fo r additional quantitative easing (QE3), which has clearly not been ruled out. The FOMC’s opinions on it are fa r fr om unanimous, however, th e th eme of utilizing a QE3 strategy to purchase mortgage securities to assist th e ailing housing market seems to be bubbling up as th eir selling point to th e American public. If th ey are successful in that regard, th ey will th en have to do an even better job of selling us on what will be done about possible in creased inflationary pressures with a still unacceptable unemployment rate. The dark horses in th is race are about a half dozen Federal Reserve (“Fed”) Presidents that are calling for an in terest rate hike as early as th is year or sometime in 2013 if th e economy continues to im prove. Obviously, we will be paying close atten-ti on to th ese Fed hawks and plan accordingly should we make th e earlier th an expected tu rn to higher interest rates. In th e mean ti me, we are buckled in with th e expectation th at rates will re main where th ey are fo r at le ast th e better part of th is year.

The fo urth quarter and th e rest of 2011 dealt th e money fu nd in dustry a hand that would make even th e most stoic poker fa ces wince. It truly te sted th e mettle of money fu nd managers across th e board and has fo rced some of the competition to close it s doors or merge with other fu nd companies. With in terest rates expected to stay at current le vels likely fo r th e short and medium te rm, and with expense ratios being cut to afford shareholders competitive returns, we expect th is tr end to ward consolidation to continue in 2012.

8 MO N E Y MA R K E T F U N D

THE FINANCIAL PAGES

About the Information in this Section

On these pages, you'll find some general background about Burnham Investors Trust as well as details about each fund.

The tables showing financial results are intended to give a picture of each fund's operations over the reporting period as well as a "snapshot" of its assets and liabilities as of the report date.

The text and notes in this section provide context and further detail. These are an integral part of the financial statements: a reader would not be able to gain an accurate understanding of the financial information without reading the text and notes.

ABOUT THE FUNDS

Business Structure

The funds are part of Burnham Investors Trust (the "trust"), a Delaware statutory trust. The trust is registered with the U.S. Securities and Exchange Commission as an open-end investment company, commonly known as a mutual fund. Each fund is a diversified series of the trust, with the exception of Burnham Financial Industries Fund, which is non-diversified.

Burnham Financial Services Fund and Burnham U.S. Government Money Market Fund commenced operations after the creation of the trust on August 20, 1998, on June 7, 1999 and October 13, 1999, respectively. The Burnham Financial Industries Fund commenced operations on April 30, 2004. The Burnham Fund commenced operations in 1975.

Shareholder Returns

Shareholders can obtain the most recent fund returns by calling 1-(800)-874-3863 or by visiting the trust's website at http://www.burnhamfunds.com.

Administration

The following entities handle the funds' main activities:

Adviser/Administrator
Burnham Asset Management Corporation
1325 Avenue of the Americas
New York, NY 10019

Manages each fund's assets, either directly or by choosing a subadviser, provides offices and personnel, and supervises non-investment-related operations.

Distributor
Burnham Securities Incorporated
1325 Avenue of the Americas
New York, NY 10019

Under the funds' (non-money market funds') 12b-1 plans, the distributor must use its best efforts to sell shares of each fund and share class.

Transfer Agent
BNY Mellon
4400 Computer Drive
Westborough, MA 01581

Handles shareholder transactions in fund shares.

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Holds and settles the funds' portfolio securities.

Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square
Suite 2000
Philadelphia, PA 19103

Oversees legal affairs for the trust.

Share Classes

The funds offer share classes, as follows:

- **One share class,** *without redemption fee*

  Burnham U.S. Government Money Market Fund

- **Two share classes,** *Class A having a maximum front-end sales charge of 5.00% and Class C having a maximum back-end sales charge of 1.00%.*

  Burnham Fund*

  Burnham Financial Services Fund*

- **Three share classes,** *Class A having a maximum front-end sales charge of 5.00%, Class C having a maximum back-end sales charge of 1.00% and Class I without a sales charge.*

  Burnham Financial Industries Fund

The Contingent Deferred Sales Charge ("CDSC") on Class C shares declines to zero after the first year and doesn't apply to shares acquired through reinvestment.

Each fund keeps track of its share sales by share class. The trust may issue any number of shares of each fund and class.

*Burnham Fund and Burnham Financial Services Fund formerly offered Class B shares. On December 28, 2011, all Class B shares automatically converted to Class A shares.

As of December 19, 2011, the Burnham Financial Industries Fund closed Class I shares to new and subsequent investments.

Distributions to Shareholders

Each fund distributes its net investment income and net realized capital gains to shareholders every year. The funds intend to qualify as regulated investment companies under the provisions of the Internal Revenue Code of 1986, as amended, allowing them to pay no federal income taxes.

Burnham U.S. Government Money Market Fund expects to declare income distributions daily and pay them monthly; Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund expect to declare and pay income distributions once a year. Except for the Burnham U.S. Government Money Market Fund, which is not designed to generate capital gains, each fund expects to declare and pay distributions from net realized capital gains once a year.

FINANCIAL PAGES 9

ABOUT THE FINANCIAL STATEMENTS

The financial statements for the funds appear on the following pages. These statements cover the funds' activities over the report period and show where each fund stood as of the last day of the period (in this case, December 31, 2011). The financials appear on a fund-by-fund basis, with the funds in the same order as in the performance discussions earlier in this report.

Portfolio Holdings

Each fund provides a complete listing of the investments in its portfolio, as those investments were on the report date. Holdings are grouped by type. For those funds that invest in stocks, we show each portfolio company according to the industry in which it is grouped. The groupings that we use are based on those used by Standard & Poor's Financial Services LLC, with minor modifications. The percentage numbers that appear by the category headings show the percentage of a fund's net assets represented by that category of security.

Because securities change in value and the funds buy and sell investments, each fund's holdings are likely to have been different earlier in the report period, and they are also likely to have changed since the report date. However, they do give an accurate picture of the fund at a particular moment in time.

Statement of Assets and Liabilities

Each fund's Statement of Assets and Liabilities is its balance sheet, showing where the fund stood as of the report date. We present each fund's total assets and its total liabilities; the difference between the two is the fund's net assets.

Statement of Operations

The Statement of Operations shows what a fund earned over the course of the time period covered by the report, as well as what it spent. Each fund's Statement of Operations also totals the fund's gains and losses on investments, counting those gains and losses that the fund realized and those that remain unrealized (that is, losses or gains that were only "on paper" as of the end of the report period).

Statement of Changes in Net Assets

Three major factors determine the size of a mutual fund's assets: the performance of its investments, how much money investors put in or take out, and amounts paid out in dividends. Each fund's Statement of Changes in Net Assets reflects all of these factors (along with other factors that affect asset size), showing the overall change in a fund's size from the beginning of the report period to the end.

Financial Highlights

These show, in summary form, each fund's performance for the past five years (or less, in the case of new funds). In semi-annual reports, there are also figures for the six-month report period. The information in the first part of each Financial Highlights table reflects financial results for a single fund share. For each fund, the total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions and excluding all sales charges.

Risks not Reflected in Balance Sheets

Except for U.S. Government Money Market Fund, the funds have the ability to use various techniques and securities that may affect a fund's investment results and risk profile in ways that are not reflected on its balance sheet. These include written options, purchased options and short sales. To accurately assess the potential impact of these investments on the fund, it's necessary to consider not just the financial instruments themselves but all related and offsetting positions the fund may hold.

ACCOUNTING POLICIES

The following are brief descriptions of the accounting policies the funds have used in preparing the financial statements in this report. These policies are consistent with generally accepted accounting principles for U.S. mutual funds.

Valuing Securities

Fair Value Pricing

Each fund (other than the Burnham U.S. Government Money Market Fund) values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations. By its nature a fair value price is an estimate and differences between fair value and what a security is sold for could be material. Securities for which market quotations are not readily available, or that have quotations which Management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. For additional information see Note 15 of the Notes to Financial Statements.

The funds use these methods to value portfolio securities:

Stocks and other equities are valued at the last quoted sales price as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) or the NASDAQ Official Closing Price ("NOCP") on the valuation date. If there are no trades or there is no closing price that day, securities are valued at the last available or official bid price.

Bonds and other debt securities (except for short-term securities) are valued according to prices obtained from independent pricing services or from a principal market maker. These services rely either on the latest bid and asked prices or on a matrix system that assigns values based on a number of factors, such as security prices, yields, maturities, and ratings.

Money market instruments and other temporary cash investments are valued differently depending on the fund. The Burnham U.S. Government Money Market Fund values them at amortized cost, which approximates fair value, by amortizing any discount or premium in a straight line from the present to the maturity date. The remaining funds use this method for temporary cash investments whose maturity is less than 60 days. For temporary cash investments whose maturity is longer than 60 days, the remaining funds value them the same way bonds are valued.

10 FINANCIAL PAGES

Repurchase agreements, which each fund can use as long as the counterparties meet the Trustees' credit standards, are recorded at cost. Any repurchase agreements must be fully collateralized by U.S. government securities, which are held by a custodian bank until the agreements mature. These securities are monitored daily to ensure that their value (including interest) is at least 102% of the amount owed to a fund under the related repurchase agreement. In the event of counterparty default, a fund has the right to use the collateral to offset losses incurred. There is potential loss in the event a fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.

Option Contracts were written or purchased by the non-money market funds to manage exposure to certain changes in the market or as a substitute for securities transactions. When a Fund writes a call or put option, it records the amount received as an asset and an equivalent amount as a liability. The fund subsequently marks-to-market the liability to reflect the current value of the option written. The writing or purchase of put or call options may result in losses to the fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than or lower than in current market values, limit the amount of appreciation the fund can realize on its investments or cause the fund to hold a security it might otherwise sell or sell a security it might otherwise hold. When an option expires or is offset, the fund records a realized gain or loss (separate from any unrealized gain or loss on the underlying security). When a counterparty exercises a call option that the fund wrote, the fund adds the proceeds from the delivery of the underlying security to the amount originally received and records the resulting gain or loss.

Exchange traded options are valued at the last sale price, or if no sales are reported, options are valued at the last bid price for purchased options and for written options.

Short Sales

The non-money market funds may take "short" positions (*i.e.* sell "short") in securities of companies believed to be overvalued, with a maximum short exposure limit of 25% of net assets, which is measured daily by management. During the year ended December 31, 2011, the Burnham Financial Industries Fund sold short to hedge its long positions in periods of market decline and to take advantage of negative information about companies gained from the Adviser's research. When a fund enters into a short sale, the fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked-to-market to reflect the market value of the securities sold short. The fund may also incur a dividend expense if a security that has been sold short declares a dividend. Until the fund replaces a borrowed security, it will maintain in a segregated account at all times; cash, U.S. government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker or custodian as collateral will at least equal the current market value of the security sold short. All short sales must be collateralized as required by law or agreement with the fund's prime broker. The fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss in excess of the amounts reflected in the Statement of Assets and Liabilities. This risk is potentially unlimited, as a fund that sells a security short without hedging will be exposed to any market value increase. During the period, only Burnham Financial Industries Fund engaged in short sales.

Multiple Class Allocations

Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Accounting for Portfolio Transactions

The funds account for purchases and sales of portfolio securities as of each security's trade date. The funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The funds record interest income as it accrues. Amortization of all premiums and discounts relating to fixed income securities are calculated using the effective yield method.

Distributions and Taxes

The funds record distributions on the ex-dividend date. On occasion, a fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. The fund would only make reclassifications consistent with federal tax regulations.

Affiliated Parties

Certain trustees and officers of the trust may also be trustees, officers and/or employees of the adviser, administrator, or distributor. The trust paid only trustees not currently affiliated with the trust. None of the trust's officers received any compensation from the trust.

Expenses

Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund. Fund expenses that are not class specific are allocated to each class based upon its relative proportion of net assets to the fund's total net assets. Differences in class-level expenses may result in payment of different per share dividends by class.

Use of Management Estimates

Management has had to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a fund's assets, liabilities, income, and other items may ultimately differ from what is shown here.

Securities Lending

The funds may lend securities to brokers, dealers, and other financial organizations to earn additional income. Each security loan is collateralized with segregated assets held with the custodian in an amount equal to or greater than the current market value of the loaned securities.

When a fund lends securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower's bankruptcy, may be delayed in, or prevented from, liquidating the collateral. The fund will bear the risk of loss with respect to the investment of cash collateral.

FINANCIAL PAGES 11

Burnham Fund

Portf olio Holdings As of December 31, 2011

Number of

Shares Value

Common Sto cks 91.22%

( p ercentage of net assets)

CON S U ME R DI S C RE TI ON A RY 19 .4 2%

Auto Manufacturers 2.33%

• Ford Motor Co. 200,000 $ 2,152,000

Casino & Gaming 3.41%

• Las Vegas Sands Corp. 35,000 1,495,550 Wynn Resorts Ltd. 15,000 1,657,350

3,152,900

Hotels, Resorts & Cruise Lin es 1.98%

Marriott International, n I c., Class A 30,000 875,100 Starwood Hotels & Resorts Worldwide, Inc. 20,000 959,400

1,834,500

Intern et Retail 0.94%

• Amazon.com, Inc. 5,000 865,500

Restau rants 10.76%

• Chipotle Mexican Grill, Inc., Class A 17,000 5,741,580 McDonald’s Corp. 35,000 3,511,550 Starbucks Corp. 15,000 690,150

9,943,280

Total Consumer Discretionary (cost: $10,256,032) 17,948,180

CON S U ME R STA P LE S 3. 1 8%

Food Retail 1.13%

Whole Foods Market, Inc. 15,000 1,043,700

Pack aged Food & Meats 2.05%

• The Hain Celestial Group, Inc. 25,000 916,500

• TreeHouse Foods, I n c. 15,000 980,700 1,897,200

Total Consumer Staples (cost: $2,539,920) 2,940,900

EN E RGY 24 .1 3%

Integ rated Oil & Ga s 3.54%

Chevron Corp. 20,000 2,128,000 Royal Dutch Shell PLCa 15,000 1,140,150

3,268,150

Oil & Gas – Equipmen t & Services 1.31%

Halliburton Co. 35,000 1,207,850

Oil & Gas – Explo ration & Pro duction 5.18%

BreitBurn Energy Partners LPa 82,000 1,563,740 Devon Energy Corp. 30,000 1,860,000 SandRidge Permian Trust 60,000 1,365,000

4,788,740

Number of

Shares Value

Oil & Gas – Re fining & Marke tin g 0.87%

Calumet Specialty Products

Partners LP 40,000 $ 806,400

Oil & Gas – Storage & Tran sp ortatio n 13.23%

Energy Transfer Equity LPa 25,000 1,014,500

• Kinder Morgan Management LLC 51,788 4,066,394 MarkWest Energy Partners LP 30,000 1,651,800 The Williams Companies, Inc. 130,000 4,292,600 Williams Partners LPa 20,000 1,199,800

12,225,094

Total Energy c ( ost: $12,742,753) 22,296,234

FIN A N CI A L SE RVI C E S 8.1 1%

Consume r Fina nce 2.81%

American Express Co. 55,000 2,594,350

Diversified Bank s 1.20%

Wells Fargo & Co. 40,000 1,102,400

Life & Health Insurance 2.36%

MetLife, Inc. 70,000 2,182,600

Othe r Diversifie d Financ ial Service s 0.71%

Citigroup, n I c. 25,000 657,750

Regional Ban ks 1.03%

Fifth Third Bancorp 75,000 954,000

Total Financial Services ( c ost: $5,146,559) 7,491,100

HE A LT H CA RE 2.7 0%

Biotech nolo gy 1.20%

• Regeneron Pharmaceuticals, I n c. 20,000 1,108,600

Hea lth Care Eq uipme nt 1.50%

• Intuitive Surgical, Inc. 3,000 1,389,030

Total Health Care (cost: $2,019,938) 2,497,630

IN DU ST RI A LS 9. 5 9%

Aerospac e & De fense 1.19%

The Boeing Co. 15,000 1,100,250

Constru ction & Eng ine ering 1.91%

Chicago Bridge & r I on Co. NV 20,000 756,000 Fluor Corp. 20,000 1,005,000

1,761,000

Constru ction, Farm Mac hin ery & Truck s 3.71%

Caterpillar, n I c. 25,000 2,265,000 Deere & Co. 15,000 1,160,250

3,425,250

En vironmen tal & Fa cilities Se rvices 0.84%

• Stericycle, Inc. 10,000 779,200

See Notes to Financial Statements

1 2 B U R N H AM F U N D

Burnham Fund

Portf olio Holdings ( C ontinued) As of December 31, 2011

Number of

Shares Value

Industrial Conglomerates 1.94%

General Electric Co. 100,000 $ 1,791,000

Total Industrials (cost: $6,891,648) 8,856,700

IN FOR MAT IO N TEC H N OLO GY 16 .2 5%

Compu ter Hardware 11.63%

• Apple, Inc.b 22,000 8,910,000 International Business Machines Corp. 10,000 1,838,800

10,748,800

Compu ter Storage & Peripherals 1.40%

• EMC Corp. 60,000 1,292,400

Intern et Software & Servic es 2.10%

• Google, n I c., Class A 3,000 1,937,700

Systems Software 1.12%

Microsoft Corp. 40,000 1,038,400

Total Information Technology (cost: $6,232,815) 15,017,300

MATE RI A LS 3.8 3%

Diversified Chemicals 2.24%

Dow Chemical Co. 40,000 1,150,400 E.I. du Pont de Nemours & Co. 20,000 915,600

2,066,000

Diversified Meta ls & Minin g 1.59%

Freeport-McMoRan Copper & Gold,

Inc. 40,000 1,471,600

Total Materials (cost: $3,128,735) 3,537,600

TEL E C OM MU N IC AT IO NS SE RVI C E S 2.9 8%

Integ rated Telecommu nic ations Services 2.98%

CenturyLink n I c. 20,000 744,000 Verizon Communications, Inc. 50,000 2,006,000

2,750,000

Total Telecommunications Services

( c ost: $2,167,538) 2,750,000

UTI LI TI E S 1. 0 3%

Multi-Utilities 1.03%

NiSource, Inc. 40,000 952,400

Total Utilities c ( ost: $858,054) 952,400

Total Common Stocks ( c ost: $51,983,992) 84,288,044

Exchange Traded Fund 3.29%

p ( ercentage of net assets)

• SPDR Gold Trust 20,000 3,039,800

Total Exchange Traded Fund (cost: $1,538,509) 3,039,800

Num ber of

Shares Value

Short-Term n I strumentsc 12.53%

( p ercentage of net assets)

Money Marke t Fund 5.14%

Invesco Aim Short-Term Investment Trust – Liquid

Assets Portfoliod 4,754,825 $ 4,754,825

Total Money Market Fund (cost: $4,754,825) 4,754,825

Face Value

Time Depo sit 7.39%

Bank of America Corp.

0.03%, 1/03/12 $ 6,828,099 6,828,099

Total Time Deposit ( c ost: $6,828,099) 6,828,099

Total Short-Term Instruments (cost: $11,582,924) 11,582,924

Total n I vestments 107.04%

C ( ost: $65,105,425) $ 98,910,768

Call option written (0.03)%

P ( remiums r e ceived: $24,049) (25,920)

Liabilities, e l ss cash and other assets (7.01)% 6 ( ,476,249)

Net Assets 100.00% $ 92,408,599

Number of Contracts

Call Option Written (0.03)%

( p ercentage of net assets)

Apple, Inc. Calls

@ 385 due Jul 12 5 $ (25,920)

Total Call Option Written

P ( remiums received: $24,049) $ (25,920)

Fe de ral n I co me Ta x Ba sis of Inve stmen ts

The a t x cost of the fund at December 31, 2011, based on n i vestments owned was $65,329,389 . The unrealized gross appreciation/ (depreciation) for all in vestments n i t h e u f nd at December 31, 2011 was $34,558,130 and $(976,751), respectively.

• n I dicates securities h t at do not produce n i come. a All or portion of security out on lo an. Total market value of o l aned securities at December 31, 2011 was $4,650,184. b Securities or partial securities on which call options were written. c n I clusive of all short-term holdings, n i cluding collateral e r ceived r f om securities ending l activities. Not n i cluding such collateral, h t e percentage of portfolio holdings would be 7.39%. d Represents n i vestment of collateral r e ceived r f om securities ending l t r ansactions.

See Notes to Financial Statements

B U R N H AM F U N D 1 3

B U R N H A M Financial Services Fund

Portf olio Holdings As of December 31, 2011

Number of

Shares Value

Common Sto cks 96.64%

p ( ercentage of net assets)

BA N KS 45 .2 0%

Bank s – Re gio nal 44.62%

• 1st United Bancorp, Inc. 424,768 $ 2,357,462 Alliance Financial Corp. 12,500 386,000

• Ameris Bancorpa 50,000 514,000

• ASB Bancorp, Inc. 20,000 235,000 BancorpSouth, n I c. 25,000 275,500

• Cape Bancorp, Inc. 110,480 867,268 Centerstate Banks, n I c. 178,570 1,182,133 Financial n I stitutions, Inc. 49,755 803,046

• First California Financial Group,

Inc. 201,427 656,652 First Commonwealth Financial Corp. 93,200 490,232 First Midwest Bancorp, Inc. 10,000 101,300 FirstMerit Corp. 27,500 416,075

• Guaranty Bancorp 400,000 588,000 Heritage Financial Corp. 25,000 314,000

• Jacksonville Bancorp, I n c. 57,701 181,758

• Metro Bancorp, n I c. 27,950 234,221

• OmniAmerican Bancorp, Inc. 73,940 1,160,858

• Park Sterling Corp. 400,000 1,632,000

• Popular, Inc. 200,000 278,000 Porter Bancorp, n I c. 308,538 894,760 SCBT

Financial Corp. 25,000 725,250

• Seacoast Banking Corporation of Florida 380,055 577,684

• Southern National Bancorp of

Virginia, Inc. 15,825 96,533

• State Bank Financial Corp. 21,250 321,088 Sterling Bancorp 100,000 864,000 Susquehanna Bancshares, Inc. 37,500 314,250 Tower Bancorp, n I c. 20,000 570,800 Washington Banking Co. 27,188 323,809 Webster Financial Corp. 20,000 407,800 Zions Bancorporation 5,000 81,400

17,850,879

Diversified Bank s 0.58%

• Encore Bancshares, Inc. 17,100 231,192

Total Banks (cost: $22,093,435) 18,082,071

DI V ER S IF IE D FI N A NC I A LS 16. 9 1%

Investment Ban kin g & Brok erage 7.26%

• Cowen Group, Inc., Class A 645,000 1,670,550

• Gleacher & Co., Inc.a 735,054 1,234,891 2,905,441

Othe r Diversifie d Financ ial Service s 2.59%

Citigroup, n I c. 8,000 210,480

• Western Liberty Bancorp11,12 300,579 826,592 1,037,072

Real Estate Investmen t Tru st 1.25%

Pennymac Mortgage Investment Trust 30,000 498,600

Number of

Shares Value

Reg iste re d Investme nt Company 5.05%

Solar Senior Capital Ltd. 128,143 $ 2,018,252

Unregistered n I ve stment Comp any 0.76%

• Peregrine Holdings LLC 144Ab,1 1,12 275,000 303,821

Total Diversified Financials ( c ost: $10,270,598) 6,763,186

TH RI FTS & MORTG AG E FIN A N C E 34 .5 3%

Thrifts & Mortgage Finance 34.53%

Alliance Bancorp, Inc. of

Pennsylvania 38,800 417,488 Astoria Financial Corp. 50,000 424,500

• Atlantic Coast Financial Corp. 81,500 229,015

• Bank of Atlanta 144Ab1 , 2 228,572 285,715 Beacon Federal Bancorp, Inc. 114,838 1,592,803

• Beneficial Mutual Bancorp, Inc. 75,000 627,000 Charter Financial Corp. 161,875 1,498,962 Citizens South Banking Corp., Inc. 441,567 1,576,394 FedFirst Financial Corp. 20,000 274,000 Fox Chase Bancorp, I n c. 78,583 992,503

• Franklin Financial Corp. 20,000 236,800 Heritage Financial Group, Inc. 69,597 773,223 • n I vestors Bancorp, Inc. 114,500 1,543,460

• Meridian n I terstate Bancorp, I n c. 19,310 240,410 New England Bancshares, I n c. 5,981 62,023 OceanFirst Financial Corp. 100,000 1,307,000

• TFS Financial Corp. 175,000 1,568,000 WSFS Financial Corp. 4,527 162,791

13,812,087

Total Thrifts & Mortgage Finance

(cost: $16,931,359) 13,812,087

Total Common Stocks (cost: $49,295,392) 38,657,344

Warrants 0.00%

(percentage of net assets)

BA NK S 0. 00%

Ban ks – Regional 0.00%

• Porter Bancorp, Inc., Expires

06/30/15 45,651 457

Total Banks c ( ost: $0) 457

Total Warrants c ( ost: $0) 457

Face Value

Short-Term Instrumentsc 6.48%

(percentage of net assets)

Certifica te of Deposit 0.25%

Eastern Bank

0.15%, 11/20/12 $ 100,404 100,404

Total Certificate of Deposit (cost: $100,404) 100,404

See Notes to Financial Statements

1 4 F I N A N C I A L S E RV I C E S F U N D

BURNHAM Financial Services Fund

Portfolio Holdings *(Continued) As of December 31, 2011*

	Number of Shares	Value
Money Market Fund 0.59%		
Invesco Aim Short-Term Investment Trust – Liquid Assets Portfolio[d]	236,530	$ 236,530
Total Money Market Fund (cost: $236,530)		*236,530*
	Face Value	
Time Deposit 5.64%		
Bank of America Corp. 0.03%, 1/03/12	$ 2,254,417	2,254,417
Total Time Deposit (cost: $2,254,417)		*2,254,417*
Total Short-Term Instruments (cost: $2,591,351)		*2,591,351*
Total Investments 103.12% *(Cost: $51,886,743)*		**$ 41,249,152**
Liabilities, less cash and other assets (3.12)%		**(1,249,245)**
Net Assets 100.00%		**$ 39,999,907**

Federal Income Tax Basis of Investments

The tax cost of the fund at December 31, 2011, based on investments owned was $52,333,307. The unrealized gross appreciation/(depreciation) for all investments in the fund at December 31, 2011 was $2,765,582 and $(13,849,737), respectively.

144A *Security is restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities only to certain qualified buyers.*
• *Indicates securities that do not produce income.*
a *All or portion of security out on loan. Total market value of loaned securities at December 31, 2011 was $227,321.*
b *Indicates a fair valued security. Total market value for fair valued securities is $589,536, representing 1.47% of net assets. See Note 15 to the financial statements.*
c *Inclusive of all short-term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 5.89%.*
d *Represents investment of collateral received from securities lending transactions.*

See Notes to Financial Statements

FINANCIAL SERVICES FUND 15

B U R N H A M Financial Industries Fund

Portf olio Holdings As of December 31, 2011

Number of

Shares Value

Common Sto cks 97.43%

p ( ercentage of net assets)

BA N KS 41 .8 4%

Bank s – Re gio nal 34.32%

• 1st United Bancorp, Inc.a 957,447 $ 5,313,831 Alliance Financial Corp.a 25,000 772,000 BancorpSouth, n I c. 158,000 1,741,160 Centerstate Banks, n I c.a 497,320 3,292,258 Fifth Third Bancorpb 100,000 1,272,000 First Commonwealth Financial Corp. 86,400 454,464 First Horizon National Corp. 50,000 400,000 Huntington Bancshares n I c. 200,000 1,098,000

• Jacksonville Bancorp, I n c. 173,106 545,284 KeyCorp 100,000 769,000 Porter Bancorp, n I c. 252,439 732,073

• Seacoast Banking Corporation of

Florida 500,000 760,000 Susquehanna Bancshares, Inc. 175,000 1,466,500 Webster Financial Corp. 50,000 1,019,500 Wintrust Financial Corp. 51,000 1,430,550

21,066,620

Diversified Bank s 7.52%

Comerica, I n c.b 75,000 1,935,000 SunTrust Banks, Inc.b 75,000 1,327,500 U.S. Bancorpb 50,000 1,352,500

4,615,000

Total Banks (cost: $27,295,490) 25,681,620

DI V ER S IF IE D FI N A NC I A LS 38. 7 0%

Asse t Man agemen t & Custod y Banks 0.82%

Invesco Ltd.b 25,000 502,250

Investment Ban kin g & Brok erage 12.97%

• Cowen Group, Inc., Class A 1,154,260 2,989,533

• Gleacher & Co., Inc.a 2,282,600 3,834,768 KBW, Inc. 25,000 379,500 Morgan Stanleyb 50,000 756,500

7,960,301

Life & Health Insurance 2.04%

Prudential Financial, Inc.b 25,000 1,253,000

Othe r Diversifie d Financ ial Service s 15.68%

Bank of America Corp.a, b 150,000 834,000 Citigroup, n I c.b 74,000 1,946,940 JPMorgan Chase & Co. 25,000 831,250 PNC Financial Services Group, n I c.b 15,000 865,050 The Goldman Sachs Group, Inc.b 20,000 1,808,600

• Western Liberty Bancorp11,12 1,212,690 3,334,898 9,620,738

Real Estate Investmen t Tru st 3.39%

Pennymac Mortgage Investment

Trusta 125,000 2,077,500

Number of

Shares Value

Reg iste re d Investme nt Company 3.80%

Solar Senior Capital Ltd.a 148,265 $ 2,335,174

Total Diversified Financials c ( ost: $35,916,715) 23,748,963

TH RI FTS & MORTG AG E FIN A N C E 16 .8 9%

Thrifts & Mortgage Finance 16.89%

Beacon Federal Bancorp, Inc.a 100,000 1,387,000 Brookline Bancorp, Inc.

100,000 844,000 Charter Financial Corp. 22,504 208,387 Citizens South Banking Corp., Inc.a 249,009 888,962 Fox Chase Bancorp, I n c. 82,152 1,037,580

• I n vestors Bancorp, Inc.a 279,000 3,760,920

• TFS Financial Corp.a 250,000 2,240,000 10,366,849

Total Thrifts & Mortgage Finance

(cost: $9,590,581) 10,366,849

Total Common Stocks (cost: $72,802,786) 59,797,432

Warrants 0.44%

(percentage of net assets)

BA NK S 0. 44%

Ban ks – Regional 0.00%

• Porter Bancorp, Inc., Expires

06/30/15 136,956 1,369

Dive rsified Ba nks 0.44%

• Comerica, Inc., Expires 11/14/18 50,000 269,000

Total Banks c ( ost: $249,000) 270,369

Total Warrants c ( ost: $249,000) 270,369

Face Value

Short-Term Instruments 2.23%

(percentage of net assets)

Certifica te of Deposit 0.16%

Eastern Bank

0.15%, 11/20/12 $ 100,405 100,405

Total Certificate of Deposit (cost: $100,405) 100,405

Time De posit 2.07%

Bank of America Corp.

0.03%, 1/03/12 1,269,783 1,269,783

Total Time Deposit (cost: $1,269,783) 1,269,783

Total Short-Term Instruments ( c ost: $1,370,188) 1,370,188

See Notes to Financial Statements

1 6 F I N A N C I A L I N D U S T R I E S F U N D

B U R N H A M Financial Industries Fund

Portf olio Holdings ( C ontinued) As of December 31, 2011

Total n I vestments 100.10%

( C ost: $74,421,974) $ 61,437,989

Short sales 2 (0.57)%

P ( roceeds: $12,287,283) (12,621,603)

Call options written (0.52)%

P ( remiums e r ceived: $685,282) (320,290)

Put options written ( 0 .79)%

( P remiums r e ceived: $811,573) (482,500) Cash and other assets, e l ss l i abilities 21.78% 13,359,179 Net Assets 100.00% $ 61,372,775

Number of Shares

Short Sales (20.57)%

( p ercentage of net assets)

Bank s – Re gio nal (15.60)%

Bank of the Ozarks, Inc. 20,000 $ 5 (92,600) BOK Financial Corp. 10,000 5 (

49,300) CapitalSource, n I c. 100,000 6 (70,000) Community Bank System, Inc. 86,653 (2,408,953) Cullen/Frost Bankers, n I c. 20,000 (1,058,200) Glacier Bancorp, Inc. 10,000 1 (20,300) National Penn Bancshares, n I c. 100,000 8 (44,000)

• Pinnacle Financial Partners, n I c. 25,000 4 (03,750) Prosperity Bancshares, n I c. 10,000 4 (03,500)

• Signature Bankb 40,000 (2,399,600) Umpqua Holdings Corp. 10,000 1 (23,900)

(9,574,103)

Real Estate Investmen t Tru st 2 ( .87)%

ARMOUR Residential REIT, I n c. 250,000 (1,762,500)

Th rifts & Mortg age Fina nce (2.10)%

People’s United Financial, Inc. 100,000 (1,285,000)

Total Short Sales (Proceeds: $12,287,283) 1 (2,621,603)

Number of Contracts

Call Options Writ en (0.52)%

( p ercentage of net assets)

Bank of America Corp. Calls

@ 5.5 due May 12 250 (18,750)

@ 6 due Aug 12 250 (19,250) (38,000)

Citigroup, n I c. Calls

@ 32 due Mar 12 250 (16,250)

@ 40 due Jan 12 240 2 (40)

@ 45 due Jan 12 250 1 (25) (16,615)

Number of

Contracts Value

Comerica, Inc. Calls

@ 27.5 due Jan 12 250 $ 8 ( ,750)

@ 28 due Apr 12 250 (26,750)

@ 37.5 due Jan 12 150 1 ( ,125) (36,625)

Fifth Third Bancorp Calls

@ 12.5 due Jan 12 500 (28,500)

@ 13 due Feb 12 500 (28,500) (57,000)

I n vesco Ltd. Calls

@ 22.5 due Apr 12 125 8 ( ,750)

@ 25 due Apr 12 125 1 ( ,875) (10,625)

Morgan Stanley Calls

@ 19 due Apr 12 250 (16,000)

@ 22 due Jul 12 250 (12,750) (28,750)

PNC Financial Services Group, Inc. Calls

@ 57.5 due Jan 12 150 (28,650)

Prudential Financial, Inc. Calls

@ 60 due Mar 12 125 4 ( ,625)

@ 62.5 due Jun 12 125 (13,000) (17,625)

SunTrust Banks, Inc. Calls

@ 20 due Jul 12 250 (31,250)

@ 22 due Apr 12 250 8 ( ,750)

@ 25 due Jul 12 250 6 ( ,000) (46,000)

The Goldman Sachs Group, Inc. Calls

@ 115 due Apr 12 100 (11,000)

@ 120 due Jan 12 100 (400) (11,400)

U.S. Bancorp Calls

@ 27 due Jan 12 250 (20,000)

@ 28 due Jan 12 250 9 ( ,000) (29,000)

Total Call Options Written

(Premiums received: $685,282) (320,290)

Put Options Written (0.79)%

(percentage of net assets)

Capital One Financial Corp. Puts

@ 38 due Mar 12 250 (34,000)

City National Corp. Puts

@ 35 due Feb 12 250 7 ( ,500)

Lazard Ltd. Puts

@ 20 due Jun 12 500 (52,500)

B U R N H A M Financial Industries Fund

Portf olio Holdings ( C ontinued) As of December 31, 2011

Number of

Contracts Value

Legg Mason, Inc. Puts

@ 19 due May 12 500 $ 4 (5,000)

@ 21 due May 12 500 7 (0,000) (115,000)

M&T Bank Corp. Puts

@ 55 due Apr 12 250 1 (7,500)

@ 60 due Apr 12 150 2 (0,250) ( 3 7,750)

Morgan Stanley Puts

@ 12 due Jul 12 500 6 (8,000)

@ 13 due Apr 12 250 2 (7,250) ( 9 5,250)

Signature Bank Puts

@ 50 due Mar 12 200 4 (9,000)

SunTrust Banks, Inc. Puts

@ 15 due Apr 12 500 3 (9,500)

The Hartford Financial Services Group, Inc. Puts

@ 15 due Mar 12 500 4 (8,000)

Wells Fargo & Co. Puts

@ 24 due Jan 12 250 4 ( ,000)

Total Put Options Written

(Premiums e r ceived: $811,573) $ (482,500)

Fe der al I n co me Ta x Ba sis of Inve stmen ts

The t a x cost of t h e fund at December 31, 2011, based on in vestments owned was $75,266,141. The unrealized gross appreciation/ (depreciation) f o r all in vestments n i t h e f u nd at December 31, 2011 was $3,186,066 and $(17,014,218), respectively.

• n I dicates securities t h at do not produce in come. a Security or partial security segregated as collateral f o r securities sold short. The u f nds are required o t establish a margin account with t h e broker ending l h t e security sold short. While h t e short sale s i outstand-ng, i h t e broker r e tains t h e proceeds of t h e short sale and the f u nd must maintain a deposit with the broker consisting of cash and securi-t i es having a value equal o t a specified percentage of h t e value of the securities sold short. The u f nd is obligated to pay t h e counterparty any dividends or in terest due on securities sold short. Such dividends and interest are r e corded as an expense to h t e f u nd. b Securities or partial securities on which call/put options were written.

BURNHAM U.S. Government Money Market Fund

Portfolio Holdings *As of December 31, 2011*

	Face Value	Value
Short-Term Instruments 99.89%		
(percentage of net assets)		
U.S. Government Agency Obligations 29.57%		
Federal Home Loan Bank		
0.08%, 4/16/12	$ 7,000,000	$ 6,998,454
0.08%, 4/27/12	10,000,000	9,997,400
		16,995,854
Federal Home Loan Mortgage Corporation		
0.09%, 5/29/12	10,000,000	9,996,275
0.14%, 2/06/12	5,500,000	5,499,230
		15,495,505
Federal National Mortgage Association		
0.08%, 4/17/12	5,000,000	4,998,885
0.15%, 3/01/12	5,000,000	4,998,750
		9,997,635
Total U.S. Government Agency Obligations (cost: $42,488,994)		*42,488,994*
Certificate of Deposit 3.48%		
Svenska Handelsbanken AB		
0.38%, 2/03/12	5,000,000	5,000,640
Total Certificate of Deposit (cost: $5,000,640)		*5,000,640*
Commercial Paper 4.18%		
Société Générale SA		
0.24%, 1/03/12	6,000,000	5,999,920
Total Commercial Paper (cost: $5,999,920)		*5,999,920*
Repurchase Agreements 62.64%		
Bank of America Corp., 0.02% dated 12/30/11, to be repurchased at $25,000,056 on 1/03/12 (collateralized by par value of $23,797,186 GNMA, 3.50-4.50% due 2/15/26-11/20/41, value $25,500,001)	25,000,000	25,000,000
JPMorgan Chase & Co., 0.02% dated 12/30/11, to be repurchased at $20,000,044 on 1/03/12 (collateralized by par value of $20,040,000 GNMA, 4.50% due 3/20/41, value $20,404,134)	20,000,000	20,000,000
The Bank of New York Mellon Corp., 0.17% dated 12/30/11, to be repurchased at $25,000,472 on 1/03/12 (collateralized by par value of $22,838,139 FMAC, 3.00-6.50% due 3/01/13-12/01/41, value $8,242,973; $37,723,677 FNMA, 3.00-6.50% due 12/01/17-11/01/41, value $17,257,027)	$25,000,000	$ 25,000,000
The Goldman Sachs Group, Inc., 0.09% dated 12/30/11, to be repurchased at $20,000,200 on 1/03/12 (collateralized by par value of $119,127,987 GNMA, 4.50-6.27% due 3/16/34-12/16/40, value $20,400,000)	20,000,000	20,000,000
Total Repurchase Agreements (cost: $90,000,000)		*90,000,000*
Time Deposit 0.02%		
Bank of America Corp.		
0.03%, 1/03/12	36,474	36,474
Total Time Deposit (cost: $36,474)		*36,474*
Total Short-Term Instruments (cost: $143,526,028)		*143,526,028*

Total Investments 99.89% ***(Cost: $143,526,028)****	$ 143,526,028
Cash and other assets, less liabilities 0.11%	156,169
Net Assets 100.00%	$ 143,682,197

* *Aggregate cost for federal tax purposes.*

See Notes to Financial Statements

U.S. GOVERNMENT MONEY MARKET FUND 19

Statements of Assets & Liabilities As of December 31, 2011

Burnham Burnham Burnham Burnham Financial Financial U.S. Government Fund Services Fund n I dustries Fund Money Market Fund

Assets

I n vestments:

I n vestments at cost of unaffiliated securities9,1 5,16 $65,105,4 25 $48,750,967 $63,105,011 $53,526,028 I n vestments at cost of affiliated securities11,15 — 3,135,776 11,316,963 —Repurchase agreements — — — 90,000,000 Total n i vestments at cost 65,105,4 25 51,886,743 74,421,974 143,526,028 Net unrealized appreciation/(depreciation) on unaffili ated investments 33,805,3 43 (8,632,228) (5,001,918) —Net unrealized appreciation/(depreciation) on affiliated n i vestments — (2,005,363) (7,982,067) —Total n i vestments at value 98,910,7 68 41,249,152 61,437,989 143,526,028 Cash — 51,423 111,8 63 —Cash on deposit for securities sold short — — 12,736,7 81 —Dividends and interest receivable 37,9 00 19,709 40,595 8,250 Receivable o f r capital stock sold 145,8 55 68,921 162,9 98 3,209 Receivable o f r investments sold — — 864,4 41 —Receivable r f om investment adviser5 — 680 — 206,165 Prepaid expenses 28,6 29 23,751 27,573 32,525 Total assets 99,123,1 52 41,413,636 75,382,2 40 143,776,177

Liabilit e i s

Collateral on securities loaned at value9 4,754,8 25 236,530 — —Payable for dividend declared on short sales — — 23,930 —Payable for fund shares redeemed 190,812 150,539 438,5 81 —Payable for n i vestments purc hased 1,652,9 90 954,643 — —Short sales at value* — — 12,621,603 —Optio ns writ en at value**6 , ,16 25,9 20 — 802,7 90 —Payable for audit ing and l e gal fees 26,142 26,142 30,689 21,642 Payable for administration fees1 11,6 00 4,917 7,6 72 18,060 Payable for n i vestment advisory fees2 7,0 99 3,784 10,229 7,455 Payable for distribution fees and service fees3 20,3 08 10,112 19,291 —Payable for printing e f es 6,665 5,757 20,065 5,756 Payable for transfer agent fees 6,552 10,725 13,839 7,900 Accrued expenses and other payables 11,640 10,580 20,776 33,167 Total i l abilit ies 6,714,5 53 1,413,729 14,009,465 93,980

Net assets $92,408,599 $39,999,907 $61,372,775 $143,682,197

Analysis of Net Assets7

By source:

Par value $318,894 $259,785 $655,933 $14,368,355 Capital paidi—n 57,485,5 05 55,843,843 74,156,920 129,313,204 Accumula ted undistributed net n i vestment i n come/(loss) 442,4 80 (25,922) — —Accumula ted net e r alized gain/(loss) on i n vestments 358,2 48 (5,440,208) (815,8 38) 638 Net unrealized appreciation/(depreciation) on n i vestments, writ en options and short sales 33,803,4 72 (10,637,591) (12,624,2 40) —

Net assets $92,408,599 $39,999,907 $61,372,775 $143,682,197

By share class: Net assets

Class A: $90,790,2 32 $37,801,399 $54,850,317 $143,682,197 Class C: $1,618,3 67 $2,198,508 $6,504,4 04 $Class I: $— $— $18,0 54 $—

NAV p ( ar value $0.10 per share)

Class A: $29.00 $15.42 $9.39 $1.00 Class C: $27.84 $14.94 $9.14 $Class I: $— $— $6.03 $—

Capital shares outstanding8 u ( nli mited number of Shares has been authorized)

Class A: 3,130,8 02 2,450,730 5,844,440 143,683,554 Class C: 58,1 36 147,119 711,8 96 —Class I: — — 2,9 96 —

* The payable o f r short sales in clude proceeds received o f r t h e o f llowing amount: Burnham Financial I n dustries Fund $12,287,283.

** The payables o f r options written n i clude premiums e r ceived for h t e o f llowing amounts: Burnham Fund $24,049 and Burnham Financial Industries Fund $1,496,855.

Statements of Operations *For the year ended December 31, 2011*

	Burnham Fund	Burnham Financial Services Fund	Burnham Financial Industries Fund	Burnham U.S. Government Money Market Fund
Investment Income				
Interest	$1,966	$465	$719	$372,779
Dividends*	1,413,771	669,404	1,242,600	—
Securities lending (net of fees)[9]	36,024	7,285	14,363	—
Income on cash collateral for securities sold short	—	—	11	—
Other income	4,656	22	1,441	—
Total income	1,456,417	677,176	1,259,134	372,779
Expenses				
Administration fees[1]	125,194	71,816	121,793	306,539
Investment advisory fees[2]	500,776	359,081	730,756	862,789
Performance fees	—	—	105,868	—
Interest expense on securities sold short	—	—	96,145	—
Dividends on securities sold short	—	—	419,559	—
Service fees (Class B)[3]	205	10,532	—	—
Service fees (Class C)[3]	2,519	6,735	21,943	—
Distribution fees (Class A)[3]	205,932	102,421	214,922	—
Distribution fees (Class B)[3]	615	31,595	—	—
Distribution fees (Class C)[3]	7,558	20,206	65,829	—
Transfer agent fees	96,957	126,500	171,772	73,353
Audit and legal fees	69,816	65,612	81,304	112,899
Reports to shareholders	17,320	22,824	40,504	13,996
Trustees' fees and expenses	22,355	17,466	33,848	73,759
Custodian fees	20,547	29,699	34,149	59,425
Registration fees and expenses	10,987	8,289	20,672	26,119
Fund accounting expenses	20,246	13,704	19,275	43,139
Miscellaneous expenses	71,928	71,860	110,774	148,168
Total expenses before reimbursement	1,172,955	958,340	2,289,113	1,720,186
Plus net contractual reimbursement by adviser[5]	—	(43,513)	(103,909)	—
Plus net voluntary reimbursement by adviser[5]	—	—	—	(1,347,407)
Total expenses after reimbursement	1,172,955	914,827	2,185,204	372,779
Net investment income/(loss)	*$283,462*	*$(237,651)*	*$(926,070)*	*$—*
Net Realized and Unrealized Gain/(Loss) on Investments, Written Options & Short Sales				
Realized gain/(loss) from securities, written options and short sales transactions:				
Realized gain/(loss) on investments	$6,206,659	$(4,530,652)	$710,411	$638
Realized gain on written options	80,052	40,519	2,199,929	—
Realized loss on short sales	—	—	(1,777,737)	—
Net realized gain/(loss) from securities, written options and short sales transactions	6,286,711	(4,490,133)	1,132,603	638
Unrealized appreciation/(depreciation) on:				
Net unrealized depreciation on investments	(1,493,298)	(593,227)	(17,292,361)	—
Net unrealized appreciation/(depreciation) on written options transactions	(1,871)	(68,650)	114,027	—
Net unrealized appreciation on short sales transactions	—	—	3,684,236	—
Net unrealized depreciation of investments, written options and short sales transactions	(1,495,169)	(661,877)	(13,494,098)	—
Net increase/(decrease) in net assets resulting from operations	*$5,075,004*	*$(5,389,661)*	*$(13,287,565)*	*$638*

* *Net of foreign taxes withheld of $690 for the Burnham Fund, $2,818 for the Burnham Financial Services Fund and $5,369 for the Burnham Financial Industries Fund.*

See Notes to Financial Statements

OPERATIONS 21

Statements of Changes n i Net Assets

Burnham Fund Burnham Financial Services Fund

For the Year Ended For th e Year Ended For the Year Ended For th e Year Ended

December 31, December 31, December 31, December 31,

2011 2010 2011 2010

In crease/(Decrease) in Net Assets

From operatio ns:

Net investment in come/(loss) $283,462 $152,540 $(237,651) $(57,268)

Net re alized gain/( loss) from tr ansactions 6,286,711 1,769,799(4,490,133) 1,855,193

Unrealiz ed appreciation/(depreciation)(1,495,169) 13,082,688(661,877)(1,855,316)

Net increase/(d ecrease) in net assets re sulting

from operations 5,075,004 15,005,027(5,389,661)(57,391)

Distributions to Shareholders

From net inv es tment income:

Cla ss A shares —(415,358)(23,422)(220,843)

Cla ss C shares —(2,673) —(19,155)

Cla ss I shares — — — —

Total distributions from net in vestment in come —(418,031)(23,422)(239,998)

From realized gains from sec urities tr ans ac tion s:

Cla ss A shares(3,629,738) — — —

Cla ss B shares(1,278) — — —

Cla ss C shares(65,637) — — —

Cla ss I shares — — — —

Total distributions from realized gains(3,696,653) — — —

Total distributions to shareholders(3,696,653)(418,031)(23,422)(239,998)

Increase/(decrease) in net assets derived from

capital share transactions 9,498,275(3,435,238)(9,267,188) 1,835,513

Redemption fees 14 2,021 6 884 1,045

Increase/(decrease) in net assets for the year 10,878,647 11,151,764(14,679,387) 1,539,169

Net Assets

Beginning of year 81,529,952 70,378,188 54,679,294 53,140,125

End of year $9 2,4 08,5 99 $8 1,5 29,9 52 $3 9,9 99,9 07 $5 4,6 79,2 94

Undistr ibuted net investm ent income/(loss), end of year $442,4 80 $2 03,6 09 $(25,9 22 ) $(5,5 25 )

Statements of Changes in Net Assets — continued

Burnham Financial Industries Fund		Burnham U.S. Government Money Market Fund	
For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
$(926,070)	$67,458	$—	$—
1,132,603	7,389,051	638	—
(13,494,098)	(7,788,223)	—	—
(13,287,565)	(331,714)	638	—
(164,322)	(233,545)	—	—
—	—	—	—
(5,178)	(69,549)	—	—
(169,500)	(303,094)	—	—
(3,671,557)	(900,321)	—	—
—	—	—	—
(450,843)	(96,301)	—	—
(1,610)	(129,717)	—	—
(4,124,010)	(1,126,339)	—	—
(4,293,510)	(1,429,433)	—	—
(45,339,932)	(8,721,317)	(126,971,207)	(32,352,226)
8,719	12,635	—	—
(62,912,288)	(10,469,829)	(126,970,569)	(32,352,226)
124,285,063	134,754,892	270,652,766	303,004,992
$61,372,775	*$124,285,063*	*$143,682,197*	*$270,652,766*
$—	*$146,547*	*$—*	*$—*

See Notes to Financial Statements

CHANGES IN NET ASSETS 23

Statements of Changes n i Net Assets — Capital Stock Activity

Burnham Fund Burnham Financial Services Fund

For the Year Ended For th e Year Ended For the Year Ended For th e Year Ended

December 31, December 31, December 31, December 31,

2011 2010 2011 2010

Dollar Amounts

Cl ass A

Net proceeds from sale of shares $16,156,944 $3,144,317 $16,179,427 $19,628,024

Net asset value of shares is sued to shareholders

in reinvestment of dividends 3,287,333 370,267 20,280 197,588

Cost of shares redeemed(10,976,638)(7,117,165)(1 8,145,221)(1 7,827,930)

Net increase/(decrease) $8 ,46 7,63 9 $(3 ,60 2,58 1) $(1 ,94 5,51 4) $1 ,997 ,68 2

Cl ass Ba

Net asset value of shares is sued to shareholders in

reinvestment of dividends $877 $— $— $—

Cost of shares redeemed(1 34,815)(166,340)(6,343,307)(2,475,475)

Net decrease $(13 3,93 8) $(16 6,34 0) $(6 ,34 3,30 7) $(2 ,475 ,47 5)

Cl ass C

Net proceeds from sale of shares $1,369,490 $355,490 $509,143 $3,199,669

Net asset value of shares is sued to shareholders in

reinvestment of dividends 60,569 2,361 — 14,412

Cost of shares redeemed(2 65,485)(24,168)(1,487,510)(900,775)

Net increase/(decrease) $1 ,16 4,57 4 $33 3,68 3 $(97 8,36 7) $2 ,313 ,30 6

Cl ass I

Net proceeds from sale of shares $— $— $— $—

Net asset value of shares is sued to shareholders in

reinvestment of dividends — — — —

Cost of shares redeemed — — — —

Net increase /(decrease) $— $— $— $—

Net increase/(decrease) in net assets derived from capit al

share tr ansactions $9 ,49 8,27 5 $(3 ,43 5,23 8) $(9 ,26 7,18 8) $1 ,835 ,51 3

Share Transactions

Cl ass A

Shares sold 562,431 121,790 1,009,313 1,113,273

Shares issued for reinvestments 117,615 13,102 1,352 11,946

Shares redeemed(3 69,695)(286,170)(1,131,544)(1,058,081)

Net increase/(decrease) 31 0,35 1(15 1,27 8)(12 0,87 9) 67 ,13 8

Cl ass Ba

Shares issued for reinvestments 32 — — —

Shares redeemed(4,620)(6,786)(427,373)(153,609)

Net decrease(4,58 8)(6,78 6)(42 7,37 3)(153 ,60 9)

Cl ass C

Shares sold 48,423 13,361 32,128 179,368

Shares issued reinvestments 2,256 87 — 893

Shares redeemed(9,045)(960)(91,635)(5 4,579)

Net increase/(decrease) 41,63 4 12,48 8(5 9,50 7) 125 ,68 2

Cl ass Ib

Shares sold — — — —

Shares issued reinvestments — — — —

Shares redeemed — — — —

Net decreas e — — — —

aOn December 28, 2011, all Class B shares of Burnham Fund and Burnham Financial Services Fund automatically converted to Class A shares. bOn December 19, 2011, all Class I shares of Burnham Financial I n dustries Fund were closed o t new and subsequent n i vestments.

Statements of Changes in Net Assets — Capital Stock Activity – continued

Burnham Financial Industries Fund		Burnham U.S. Government Money Market Fund	
For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
$19,361,142	$71,719,291	$163,108,274	$203,259,001
3,173,721	911,540	—	—
(53,730,558)	(80,188,417)	(290,079,481)	(235,611,227)
$(31,195,695)	$(7,557,586)	$(126,971,207)	$(32,352,226)
$—	$—	$—	$—
—	—	—	—
$—	$—	$—	$—
$1,635,275	$4,254,364	$—	$—
399,735	86,109	—	—
(4,615,090)	(5,655,066)	—	—
$(2,580,080)	$(1,314,593)	$—	$—
$69,321	$4,326,065	$—	$—
6,787	85,087	—	—
(11,640,265)	(4,260,290)	—	—
$(11,564,157)	$150,862	$—	$—
$(45,339,932)	$(8,721,317)	$(126,971,207)	$(32,352,226)
1,775,371	5,990,738	163,108,306	203,259,001
349,914	78,068	—	—
(4,803,792)	(6,951,023)	(290,079,481)	(235,611,227)
(2,678,507)	(882,217)	(126,971,175)	(32,352,226)
—	—	—	—
—	—	—	—
—	—	—	—
152,344	355,559	—	—
45,270	7,566	—	—
(441,856)	(494,169)	—	—
(244,242)	(131,044)	—	—
7,024	406,606	—	—
1,166	8,285	—	—
(1,104,148)	(425,259)	—	—
(1,095,958)	(10,368)	—	—

See Notes to Financial Statements

CHANGES IN NET ASSETS 25

Financial Highlights *For a share outstanding throughout each period.*

		Income from investment operations			Less distributions			
	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on securities and options	Total from investment operations	Dividends from net investment income	Distributions from return of capital	Distributions from capital gains (from securities and options transactions)	Total Distributions
Burnham Fund								
CLASS A SHARES[d]								
12/31/11	$28.70	$0.10	$1.40	$1.50	$—	$—	$(1.20)	$(1.20)
12/31/10	23.56	0.05	5.24	5.29	(0.15)	—	—	(0.15)
12/31/09	17.95	0.06	5.55	5.61	—	—	—	—
12/31/08	29.84	0.06	(11.50)	(11.44)	(0.18)	—	(0.27)	(0.45)
12/31/07	26.89	0.08	4.03	4.11	(0.05)	—	(1.11)	(1.16)
CLASS C SHARES								
12/31/11	$27.80	$(0.10)	$1.34	$1.24	$—	$—	$(1.20)	$(1.20)
12/31/10	23.02	(0.16)	5.13	4.97	(0.19)	—	—	(0.19)
12/31/09	17.68	(0.09)	5.43	5.34	—	—	—	—
12/31/08	29.32	(0.13)	(11.24)	(11.37)	—	—	(0.27)	(0.27)
12/31/07	26.59	0.10	3.74	3.84	—	—	(1.11)	(1.11)
Burnham Financial Services Fund								
CLASS A SHARES[b]								
12/31/11	$17.21	$(0.06)	$(1.72)	$(1.78)	$(0.01)	$—	$—	$(0.01)
12/31/10	16.95	0.01	0.34	0.35	(0.09)	—	—	(0.09)
12/31/09	14.39	0.25	2.46[f]	2.71	(0.15)	—	—	(0.15)
12/31/08	17.70	0.43	(3.07)	(2.64)	(0.47)	(0.06)	(0.14)	(0.67)
12/31/07	22.56	0.12	(3.30)	(3.18)	(0.08)	—	(1.60)	(1.68)
CLASS C SHARES								
12/31/11	$16.79	$(0.18)	$(1.67)	$(1.85)	$—	$—	$—	$—
12/31/10	16.66	(0.10)	0.31	0.21	(0.08)	—	—	(0.08)
12/31/09	14.18	0.14	2.41[f]	2.55	(0.07)	—	—	(0.07)
12/31/08	17.47	0.44	(3.15)	(2.71)	(0.38)	(0.06)	(0.14)	(0.58)
12/31/07	22.36	(0.03)	(3.26)	(3.29)	—	—	(1.60)	(1.60)

26 FINANCIAL HIGHLIGHTS
See Notes to Financial Statements

Financial Highlights *For a share outstanding throughout each period.*

Redemption fees[a,b]	Net asset value, end of period	Total return %	Net assets, end of period (in $000's)	Ratios to average net assets %: Ratio of total expenses after reimbursement/ recovery[b]	Ratio of total expenses before reimbursement/ recovery[b]	Ratio of net investment income (loss)	Portfolio turnover rate %
$0.00	$29.00	5.40	$90,790	1.40	1.40	0.35	89
0.00	28.70	22.45	80,940	1.51	1.44	0.22	58
0.00	23.56	31.11	70,019	1.53	1.52	0.32	48
0.00	17.95	(38.30)	57,740	1.39	1.44	0.23	45
0.00	29.84	15.31	103,876	1.39	1.38	0.28	62
$0.00	$27.84	4.64	$1,618	2.14	2.14	(0.35)	89
0.00	27.80	21.60	459	2.26	2.19	(0.62)	58
0.00	23.02	30.13	92	2.28	2.26	(0.44)	48
0.00	17.68	(38.75)	19	2.14	2.19	(0.51)	45
0.00	29.32	14.46	77	2.14	2.13	0.35	62
$0.00	$15.42	(10.34)	$37,801	1.80	1.90	(0.39)	129
0.00	17.21	2.07	44,248	1.80	1.73	0.05	137
0.00	16.95	18.90	42,447	1.75	1.85	1.66	181
0.00	14.39	(14.78)	38,099	1.60	1.85	2.65	190
0.00	17.70	(13.96)	58,878	1.60	1.64	0.58	138
$0.00	$14.94	(11.02)	$2,199	2.55	2.63	(1.15)	129
0.00	16.79	1.30	3,468	2.56	2.48	(0.62)	137
0.00	16.66	18.12	1,348	2.50	2.59	0.96	181
0.00	14.18	(15.45)	921	2.35	2.60	2.88	190
0.00	17.47	(14.58)	460	2.35	2.39	(0.15)	138

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS 27

Financial Highlights *For a share outstanding throughout each period.*

		Income from investment operations			Less distributions				
	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on securities and options	Total from investment operations	Dividends from net investment income	Distributions from return of capital	Distributions from capital gains (from securities and options transactions)	Total Distributions	Redemption fees[a,b]
Burnham Financial Industries Fund									
CLASS A SHARES									
12/31/11	$11.92	$(0.12)	$(1.72)	$(1.84)	$(0.03)	$—	$(0.66)	$(0.69)	$0.00
12/31/10	11.77	0.01	0.27	0.28	(0.03)	—	(0.10)	(0.13)	0.00
12/31/09	9.00	0.07	2.72	2.79	—	—	(0.02)	(0.02)	0.00
12/31/08	10.32	0.25	(1.00)	(0.75)	(0.16)	—	(0.41)	(0.57)	0.00
12/31/07	12.41	0.16	(0.31)	(0.15)	(0.19)	—	(1.75)	(1.94)	0.00
CLASS C SHARES									
12/31/11	$11.67	$(0.19)	$(1.68)	$(1.87)	$—	$—	$(0.66)	$(0.66)	$0.00
12/31/10	11.58	(0.08)	0.27	0.19	—	—	(0.10)	(0.10)	0.00
12/31/09	8.92	0.01	2.67	2.68	—	—	(0.02)	(0.02)	0.00
12/31/08	10.25	0.17	(0.97)	(0.80)	(0.12)	—	(0.41)	(0.53)	0.00
12/31/07	12.33	0.07	(0.31)	(0.24)	(0.09)	—	(1.75)	(1.84)	0.00
CLASS I SHARES[d]									
12/31/11	$10.48	$0.07	$(1.75)	$(1.68)	$(2.11)	$—	$(0.66)	$(2.77)	$0.00
12/31/10	10.34	0.06	0.24	0.30	(0.06)	—	(0.10)	(0.16)	0.00
12/31/09[c]	10.00	0.08	0.26	0.34	—	—	—	—	—
Burnham U.S. Government Money Market Fund									
CLASS A SHARES									
12/31/11	$1.00	$—	$0.000[b]	$0.000[b]	$—	$—	$—	$—	$—
12/31/10	1.00	—	—	—	—	—	—	—	—
12/31/09	1.00	0.000[b]	—	0.000[b]	(0.000)[b]	—	—	(0.000)[b]	—
12/31/08	1.00	0.012	—	0.012	(0.012)	—	—	(0.012)	—
12/31/07	1.00	0.043	—	0.043	(0.043)	—	—	(0.043)	—

28 FINANCIAL HIGHLIGHTS
See Notes to Financial Statements

Financial Highlights For a share outstanding throughout each period.

Ratios to average net assets %

——————————————————————————————————————————————————

Ratio of to ta l Rati o of to ta l

expenses aft er expenses befo re Ratio of net

reimbursement/ reim bursement/ in vestm ent

recovery and recovery and in come (loss)

Ratio of to ta l Ratio of to ta l without without Ratio of net wit hout divid end

Net assets , expenses aft er expenses before dividend and divid end and in vestm ent and in terest Portfolio

Net asset value, Total end of perio d reimbursement/ reimbursement/ in terest expense in terest expense in come expense on tu rnover end of period re tu rn %(in $000’s) recovery5 recovery5 on short sale s5 on short sale s5(lo ss) short sales5 rate %

$9.39(15.26) $54,851 2.63 2.75 1.99 2.11(1 . 08)(0 .44) 148

11.92 2.41 101,610 2.38 2.30 1.91 1.82 0.06 0.54 159

11.77 31.00 110,699 2.67 2.72 1.88 1.93 0.75 1.54 229

9.00(6.99) 71,926 2.24 2.45 1.82 2.03 2.61 3.04 279

10.32(1.04) 22,482 2.31 2.63 1.85 2.17 1.25 1.71 236

$9.14(15.85) $6,504 3.33 3.46 2.69 2.82(1 . 77)(1 .13) 148

11.67 1.69 11,160 3.08 3.00 2.61 2.52(0 .68)(0 .21) 159

11.58 30.04 12,591 3.38 3.43 2.58 2.63 0.09 0.89 229

8.92(7.63) 7,259 2.94 3.16 2.52 2.73 1.76 2.19 279

10.25(1.75) 4,400 3.01 3.33 2.55 2.87 0.56 1.02 236

$6.03(15.08) $18 1.61 1.73 1.37 1.49 0. 67 0.91 148

10.48 2.93 11,515 1.85 1.88 1.37 1.41 0.56 1.03 159

10.34 3.40d 11,465 1.78e 1.78e 1.36e 1.36e 20.56 e 20.98 e 229

$1.00 — $143,682 0.17 0.80 0.17 0.80 — — —

1.00 — 270,653 0.25 0.75 0.25 0.75 — — —

1.00 0.02 303,005 0.46 0.73 0.46 0.73 0.02 — —

1.00 1.14 308,557 0.75 0.75 0.75 0.75 1.21 — —

1.00 4.35 359,788 — 0.72 — 0.72 4.24 — —

————————————————a Per shares values have been calculated using h t e average share method. b Less h t an

$0.01 per share. c Commenced operations on December 16, 2009. d Total e r turn s i not annualized for periods e l ss than one year, assumes dividend reinvestment and does not reflect h t e effect of sales charges. Total return would have been lo wer n i t h e absence of t h e expense waiver. e Annualized. f The Adviser reimbursed t h e Burnham Financial Services Fund for a lo ss on a t r ansaction h t at did not meet the f u nd’s n i vestment guidelines, which otherwise would have e r duced h t e amount by $0.001. g On December 28, 2011, all 1,092.67 Class B shares of Burnham Fund with net asset value of $31,385 automatically converted o t Class A shares. h On December 28, 2011, all 60,448.26 Class B shares of Burnham Financial Services Fund with net asset value of $866,082 automatically converted to Class A shares. i On December 19, 2011, all Class I shares of Burnham Financial I n dustries Fund were closed o t new and subsequent n i vestments.

NOTES TO FINANCIAL STATEMENTS

Administrative Fees

1. The Burnham Fund, Burnham Financial Services Fund, Burnham Financial Industries Fund, and Burnham U.S. Government Money Market Fund each pay the administrator 0.15% of average daily net assets up to $150 million, 0.125% of average daily net assets from $150 million to $300 million, and 0.10% of average daily net assets above $300 million.

Management Fees

2. Burnham Asset Management Corporation (the "Adviser") serves as the adviser to the funds. The Adviser is entitled to a monthly fee at an annual rate based upon a percentage of the average daily net assets of each fund at the following rates:

Burnham Fund	0.60%
Burnham Financial Services Fund	0.75%
Burnham Financial Industries Fund	0.90%
Burnham U.S. Government Money Market Fund	0.40%

The Adviser's basic fee with respect to the Burnham Financial Industries Fund may be adjusted upward or downward (by up to 0.10% of the fund's rolling 36 months average daily net assets) depending on whether and to what extent the fund's performance for the relevant performance period, which consists of the current month and the prior 35 months, or such shorter period since commencement of the fund's operations, exceeds or is exceeded by the performance of the KBW Bank Index. This performance comparison is made at the end of each month.

Distribution Fees and Commissions

3. Burnham Securities Inc. (the "Distributor") serves as principal distributor to the funds pursuant to a distribution agreement. The funds (other than the Burnham U.S. Government Money Market Fund) have adopted distribution plans under the Investment Company Act of 1940, as amended, to reimburse the Distributor for services provided for distributing shares of the funds.

The following funds pay the Distributor a distribution fee of:

	Class A	Class C
Burnham Fund	0.25%	0.75%
Burnham Financial Services Fund	0.25%	0.75%
Burnham Financial Industries Fund	0.30%	0.75%

The following funds pay the Distributor a service fee of:

	Class C
Burnham Fund	0.25%
Burnham Financial Services Fund	0.25%
Burnham Financial Industries Fund	0.25%

For the year ended December 31, 2011, the Distributor also received fees from shareholder transactions and portfolio trades:

	Class A Sales Commission/ CDSC	Class A CDSC	Class C CDSC	Broker Commissions
Burnham Fund	$4,630	$—	$600	$114,321
Burnham Financial Services Fund	$4,219	$—	$2,760	$—
Burnham Financial Industries Fund	$7,364	$44	$1,736	$—

Offering Price

4. For Class A shares, the offering price, with maximum 5% sales charge was $30.53, $16.23 and $9.88 for the Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund, respectively. The redemption price is NAV. For Class B and Class C shares, the offering price is NAV and the redemption price varies with any CDSC charged.

Expenses

5. The Adviser adopted a contractual Expense Limitation Agreement (the "Agreement") for the Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund. Under the Agreement, the Adviser contractually limits the following funds' total annual expenses to the rates below based on average daily net assets for Class A and Class C:

	Class A	Class C
Burnham Fund	1.59%	2.34%
Burnham Financial Services Fund	1.80%	2.55%

Under the Agreement, the Adviser contractually limits the total annual operating expenses of each Burnham Financial Industries Fund share class by limiting "other expenses" to 0.65%. The agreement will terminate on April 30, 2012 and may be continued from year to year thereafter, if agreed by all parties to the Agreement.

As stated in the Agreement, expense limits will not apply to, and the Adviser will not reimburse a fund for interest, charges or borrowings, taxes, brokerage commissions and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, and extraordinary expenses not incurred in the ordinary course of the fund's business (e.g., proxy expenses, litigation and indemnification) and expenses that may be approved by the Board of Trustees. For the year ended December 31, 2011, the dividend expense and interest expense for securities sold short was $419,559 and $96,145 for the Burnham Financial Industries Fund. For the year ended December 31, 2011, there were no extraordinary expenses allocated to the funds.

Total annual operating expenses for Burnham Financial Industries Fund Class I are also voluntarily limited to 1.37%.

Pursuant to the Agreement, any waivers and reimbursements made by the Adviser to a fund are subject to recoupment by the Adviser within the following three years provided the fund is able to effect repayment and remain in compliance with applicable expense limitations.

The Adviser may from time to time voluntarily agree to waive all or a portion of its management fee from the Burnham U.S. Government Money Market Fund. Any such waiver by the Adviser may be discontinued or modified by the Adviser at any time. The amount of any waived fees is subject to recoupment by the Adviser from the Burnham U.S. Government Money Market Fund within the same calendar year in which the fees were waived and the three subsequent calendar years, provided that no amount may be recouped that would cause the Burnham U.S. Government Money Market Fund's total expense ratio as a result of such recoupment to exceed 1.00%. In no event shall the recoupment exceed 0.10% of average daily net assets of the Burnham U.S. Government Money Market Fund.

30 NOTES TO FINANCIAL STATEMENTS

N O T E S T O F I N A N C I A L S TAT E M E N T S

For h t e year ended December 31, 2011, h t e Adviser’s net recoupment or net reimbursement was as follows:

Subject to

Reco upment until 12/31:

Reimbursement 2012 2013 2014

Burnham Financial

Services Fund $43,513 $64,409 $— $43,513

Burnham Financial

In dustries Fund $103,909 $59,227 $— $103,909

Burnham U.S.

Government Money

Market Fund $1,347,407 $812,687 $1,391,785 $1,347,407

Securities and Wri tten Opti ons Transactions

6. The aggregate cost of purchases and proceeds r f om sales of securities, exclu ding short-e t rm investments, o f r h t e year ended December 31, 2011, was as o f llows:

Purchases Sa les

Burnham Fund $75,383,715 $69,756,294

Burnham Financial Services

Fund $61,268,376 $69,306,955

Burnham Financial In dustries

Fund $120,445,269 $160,982,189

Written option acti vity for h t e u f nds was as o f llows:

Burnham Fund

Written options Number of contracts Pre miums

Outstanding at December 31, 2010 — $—

Written 295 492,696

Expired — —

Closed(2 90)(468,647)

———— ——————

Outstanding at December 31, 2011 5 $24,049

———— ———— —————— ——————

Burnham Financial Serv ices Fund

Written options Number of contracts Pre miums

Outstanding at December 31, 2010 820 $72,625

Written 200 30,496

Expired(8 20)(72,625)

Closed(2 00)(30,496)

———— ——————

Outstanding at December 31, 2011 — $—

———— ———— —————— ——————

Burnham Financial n I dustries Fund

Written options Number of contracts Pre miums

Outstanding at December 31, 2010 10,960 $1,290,438

Written 33,702 4,744,535

Expired(8,681)(961,419)

Closed(22,412)(3 ,079,357)

Exercised(3,479)(497,342)

———— ——————

Outstanding at December 31, 2011 10,090 $1,496,855

———— ———— —————— ——————

Distr ibuti ons and Taxes

7. t I is each u f nd’s in tention to qualify as a regulated nvestment i company by comply ing with h t e e r quirements of the Intern al Revenue Code of 1986, as amended, appli cable to regula e t d n i vestment companie s and by distributing substa ntia l y al of t i s earnings t o ts i shareholders. Therefore, no e f deral income a t x provision s i required.

Management has reviewed the a t x posit ions o f r each of the h t ree open a t x years as of December 31, 2011 and has dete rmined h t at no provisions o f r n i come t a xes are required. n I come distributions and capital gain distributi ons are determined n i accordance with in come a t x e r gula t i ons, whic h may differ r f om generally accepted accounting principle s. The characte r of distributions paid on a t a x basis duri ng 2011 and 2010 s i as follows:

Burnham Burnham

Burnham Financial Financial

2011 Fund Services Fund In dustries Fund

Distributions paid fr om:

Ordinary In come $— $23,422 $169,500

Short-Term Capital Gain — — 4,124,010

Long-Term Capital Gain $3,696,653 — —

—————— ———— ——————

$3,696,653 $23,422 $4,293,510

—————— —————— ———— ———— —————— ——————

Burnham Burnham

Burnham Financial Financial

2010 Fund Services Fund In dustries Fund

Distributions paid fr om:

Ordinary In come $418,031 $239,998 $1,429,433

As of December 31, 2011, the components of distributable earnin gs on a tax basis were as o f llows:

Burnham

Burn ham Burnham U. S.

Financial Financial Government

Burnham Services Industries Mo ney Market

2011 Fund Fund Fund Fund

Ordinary

In come $271,496 $— $— $638

Accumulated

Gain $753,196 $— $28,329 $—

Unrealized

Appreciation/

(Depreciation) $33,579,508 $(1 1,084,155) $(13,468,407) $—

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capit al lo sses recogniz ed aft er December 31, 2010, may be carried forward indefinitely, and their characte r is reta n i ed as short—e t rm and/o r long-term losses. Under the a l w in effe ct prior to the Act, pre-enactment net capit al o l sses were carrie d f o rward o f r eight years and treated as short- t erm losses. As a transit o i n rule , the Act requir es that post- e nactment net capit al o l sses be used before pre-enactm ent net capit al o l sses.

The follo wing u f nds had net capital loss carryforwards of approxim ately:

Burn ham Burn ham

Burn ham Finan cial Finan cial

Fu nd Se rvice s Fu nd In dustrie s Fu nd

Short-Term Expiring 2017 $— $137,442 $—

Short-Term Unlimited $— $— $—

Long-Term Unlimited $— $4,658,349 $—

Late Year Losses $— $223,775 $—

Net n i vestment income and reali zed gain and loss for e f deral tax purposes dif er from that reported in the fin ancia l statements because of temporary and permanent book and tax dif e f rences. These dif e f rences are primari y l related to dif ferin g r t eatment of wash sales, REITS, partn erships and h t e a t x prac-t i ce known as equalizati on. As of December 31, 2011, the permanent book and a t x basis differences were as o f lows:

Burn ham Burn ham

Burn ham Finan cial Finan cial

2011 Fu nd Se rvice s Fu nd In dustrie s Fu nd

In crease/(Decrease)

Undistributed Net

In vestment In come/

(L oss) $(4 4,591) $240,676 $949,023

In crease/(Decrease)

Accumulated Net

Realized Gain/(Loss) $237,491 $2,929 $(671,966)

In crease/(Decrease) to

Paid-in Capital $(192,900) $(243,605) $(277,057)

The Burnham U.S. Govern ment Money Market Fund did not have any dis tributi ons paid durin g 2011 and 2010.

N O T E S T O F I N A N C I A L S TAT E M E N T S

Of icers and Trustees n I terests

8. Officers and trustees owned a portion of t h e o f llowing u f nds’ outs tanding shares as of December 31, 2011:

Burnham Fund 0. 35%

Burnham Financial Services Fund 0. 07%

Burnham Financial Industries Fund 0. 17%

Burnham U.S. Government Money Market Fund 0. 03%

Substantially all of the assets of t h e Burnham U.S.

Government Money Market Fund are owned by customers of t h e u f nd’s distributor and af iliates.

Securities Lendin g

9. At December 31, 2011, securities or a portion of h t ese securities are out on lo an. The aggre gate market valu e of h t ese o l aned securities and h t e value of h t e cash collate ral the f u nds received are as o f lows:

Lo aned Securities% of Value of

Market Value Net Assets Cash Collateral

Burnham Fund $4,650,184 5. 03% $4,754,825

Burnham Financial

Services Fund $227,321 0. 57% $236,530

Disclosure of Certain Commitments and Contingencies

10. n I t h e normal course of business, t h e u f nds may ente r n i to contracts and agreements h t at contain a variety of represen-a t it ons and warranties, which provide genera l n i demnifications. The maximum exposure to h t e funds under h t ese ar angements is unknown, as h t is would n i volv e futu re claims h t at may be made against h t e u f nds t h at have not yet occurred. However, based on experience, t h e u f nds expect h t e irsk of lo ss o t be remote.

Transacti ons with Af iliate d Securities

11. During h t e year ended December 31, 2011, h t e Burnham Financial Services Fund and Financial n I dustries Fund owned shares of h t e o f llowing affiliated securities. An af li ia e t d security s i a security n i which t h e u f nd has ownership of at le ast 5% of t h e voting securities.

Change in

Value at Cost of Unrealized Value at Dividend

Affiliate 12/31/10 Purchases Gain/(Loss) 12/31/11 In come

Burnham Financial Services Fund:

Peregrine

Holdings Ltd. $303,821 $— $— $303,821 $—

Western

Liberty

Bancorp $1,618,286 $8,785 $(800,479) $826,592 $—

Burnham Financial In dustries Fund:

Western

Liberty

Bancorp $6,597,034 $— $(3,262,136) $3,334,898 $—

Restricte d Securities

12. With the exception of h t e Burn ham US . . Government Money Market Fund, h t e funds may not in vest more h t an 15% of net assets n i securities subject o t le gal or contr actu al ris ks (“restr icted securities”). At December 31, 2011, h t e Burnham Financial Servic es Fund owned t h e o f l owing restr icted securities, which may not be publicly sold with out regis trati on under h t e Securities Act of 1933, as amended (the “1933 Act”). The value of t h ese securities s i determined using quotati ons supplied by a pricin g servic e or broker, or f i not available, s i determin ed n i good f a t i h pursuant o t procedure s adopte d by h t e Board of Trustees. Certain of these securit e i s may be of ered and sold to “qualifie d instit uti onal buyers” under Rule 144A of the 1933 Act.

Description,

Date of Purchase,

Fund% of Net Assets Shares Cost Value

Burnham Bank of Atlanta 228,572 $1,600,004 $285,715

Financial 05/08/06

Services Fund 0.71%

Peregrine 275,000 $303,821 $303,821

Holdings LLC

05/31/02

0.76%

Western Liberty 300,579 $2,831,955 $826,592

Bancorp

10/07/09

2.07%

Burnham Western Liberty 1,212,690 $11,316,913 $3,334,898

Financial Bancorp

In dustries 10/07/09

Fund 5.43%

Fund Risks

13. The Burnham Financia l Servic es Fund and Burnham Financial n I dustr e i s Fund may be dis proporti onate y l af ected by events affe cti ng the if nancia l serv c i es secto r . Events af ect-in g the fin ancia l services sector may n i clude the followin g:

• Bank viabil t i y/li quid t i y

• Change n i n i come conditi ons and interest rates

• Fin ancia l companies may contin ue to be out of favor

• Concentrati on of investments may in crease volatili y t of the f u nd Also, e r gulatio n in response to the financial crisis, such as h t e Dodd-Frank Act, may materaly and adversely affect companie s n i whic h the Funds invest. The valuati on of if nancial servic es companies, in cludin g banks, conti nues t o be in flux as markets remain vola it le.

I n addit o i n, the Burnham Financial Servic es Fund and Burnham Fin ancia l Industri es Fund are also subject to micro capit aliz atio n companie s ris k and smal- and mid-capita liza-it on companies risk.

Micro cap companies c ( ompanie s wit h a market capitali za-it on of less than $250 mil ion) may be less financially secure, more volatile and have lower trading volumes h t an large, mid or small capit ali zation companie s.

Small- and mid -capitali zati on companie s also may have greater pri ce vola til ity than larger capitaliz ation companies. Some small cap holdings may be considered or become il il quid .

Short—term Tradin g (Redempti on Fee)

14. Shareholders n i the Burnham Fund, Burnham Fin ancia l Services Fund and Burn ham Fin ancia l Industri es Fund are subje ct to a redemption fee equal t o 2.00% of the proceeds o f r the redeemed shares wit hin 30 days of purchase. All redemptio n fees are retained by the appli cable fund and accounted for as an addition to paid-n i capit al.

Fair Value of Financial n I struments

15. Accounting Standards Codif c i ati on 820 — Fair Valu e Measurements and Dis closures (“ASC 820”) defines fair valu e as the pric e that would be received to sel an asset or paid to tra nsfer a iabil l ity n i an orderly transaction between market parti cipants at the measurement date, under cur ent

NOTES TO FINANCIAL STATEMENTS

market conditions. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 — Prices are determined using unadjusted exchange-traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities and certain options.

Level 2 — Prices are determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, unlisted rights and warrants and certain options.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the trust's valuation committee's own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available. These inputs include, but are not limited to, any available market prices for the security or for securities deemed comparable; the cost of the security at the date of purchase; fundamental analytical data relating to the issuer of the security, the type of security and relevant financial statements; special reports, if any prepared by qualified analysts; and the nature and duration of restrictions, if any, on disposition of the security. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which many not only use observable or unobservable inputs but may also include the use of brokers' own judgments about the assumptions that market participants would use.

The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

At December 31, 2011	Level 1	Level 2	Level 3	Total
Barnham Fund				
Common Stock:				
Consumer Discretionary	$17,948,180	$—	$—	$17,948,180
Consumer Staples	2,940,900	—	—	2,940,900
Energy	22,296,234	—	—	22,296,234
Financial Services	7,491,100	—	—	7,491,100
Health Care	2,497,630	—	—	2,497,630
Industrials	8,856,700	—	—	8,856,700
Information Technology	15,017,300	—	—	15,017,300
Materials	3,537,600	—	—	3,537,600
Telecommunications Services	2,750,000	—	—	2,750,000
Utilities	952,400	—	—	952,400
Exchange Traded Fund	3,039,800	—	—	3,039,800
Other Debt Obligations	—	11,582,924	—	11,582,924
Written Option	(25,920)	—	—	(25,920)
Totals	$87,301,924	$11,582,924	$—	$98,884,848
Barnham Financial Services Fund				
Common Stock:				
Banks	$18,082,071	$—	$—	$18,082,071
Diversified Financials	5,632,773	826,592	303,821	6,763,186
Thrifts & Mortgage Finance	13,526,372	—	285,715	13,812,087
Warrants:				
Banks	—	457	—	457
Other Debt Obligations	—	2,591,351	—	2,591,351
Totals	$37,241,216	$3,418,400	$589,536	$41,249,152
Barnham Financial Industries Fund				
Common Stock:				
Banks	$25,681,620	$—	$—	$25,681,620
Diversified Financials	20,414,065	3,334,898	—	23,748,963
Thrifts & Mortgage Finance	10,366,849	—	—	10,366,849
Warrants:				
Banks	269,000	1,369	—	270,369
Other Debt Obligations	—	1,370,188	—	1,370,188
Short Sales	(12,621,603)	—	—	(12,621,603)
Written Options	(802,790)	—	—	(802,790)
Totals	$43,307,141	$4,706,455	$—	$48,013,596
Barnham U.S. Government Money Market Fund				
U.S. Government Agency Obligations	$—	$42,488,994	$—	$ 42,488,994
Certificate of Deposit	—	5,000,640	—	5,000,640
Commercial Paper	—	5,999,920	—	5,999,920
Repurchase Agreements	—	90,000,000	—	90,000,000
Other Debt Obligation	—	36,474	—	36,474
Totals	$—	$143,526,028	$—	$143,526,028

During the year ended December 31, 2011, there were no significant transfers between Level 1 and Level 2.

NOTES TO FINANCIAL STATEMENTS 33

NOTES TO FINANCIAL STATEMENTS

The following table summarizes the change in value associated with Level 3 financial instruments carried at fair value for the year ended December 31, 2011:

Burnham Financial Services Fund	Level 3 assets, net
Common Stock:	
Balance, January 1, 2011	$589,536
Unrealized gain/(loss)	—
Balance, December 31, 2011	$589,536

Disclosures about Derivative Instruments and Hedging Activities

16. Accounting Standards Codification 815 - Disclosures about Derivative Instruments and Hedging Activities ("ASC 815") requires enhanced disclosures to provide information about the reasons the funds invest in derivative instruments, the accounting treatment of derivatives and the effect derivatives have on financial performance.

The following is a summary of the fair valuations of the funds' derivative instruments categorized by risk exposure as of December 31, 2011:

Fair Value of Derivative Instruments
As of December 31, 2011
Liability Derivatives

Fund	Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets & Liabilities Location	Fair Value
Burnham Fund	Equity Contracts	Options written, at value	$25,920
Burnham Financial Industries Fund	Equity Contracts	Options written, at value	802,790

The Effect of Derivative Instruments on the Statements of Operations
For the Year Ended December 31, 2011

Fund	Change in Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation)
Burnham Fund				
Equity Contracts		Realized gain (loss) on written options	$80,052	
		Net unrealized appreciation (depreciation) on written options transactions		$(1,871)
Burnham Financial Services Fund				
Equity Contracts		Realized gain (loss) on written options	40,519	
		Net unrealized appreciation (depreciation) on written options transactions		(68,650)
Burnham Financial Industries Fund				
Equity Contracts		Realized gain (loss) on investments	(371,448)	
		Realized gain (loss) on written options	2,199,929	
		Net unrealized appreciation (depreciation) on written options transactions		114,027

The derivative instruments outstanding as of year end as disclosed in the Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

Change in Independent Registered Public Accounting Firm

17. On October 14, 2011, the Audit Committee approved the dismissal of PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm to the Burnham Investors Trust (the "Trust"). PwC's reports on the Trust's financial statements for the fiscal years ended December 31, 2009 and December 31, 2010 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Trust's fiscal years ended December 31, 2009 and December 31, 2010 and the interim period commencing January 1, 2011 and ending October 14, 2011, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports on the Trust's financial statements for such years. Effective October 14, 2011, Tait, Weller & Baker LLP ("Tait Weller") was appointed by the Audit Committee of the Board of Trustees as the independent registered public accounting firm of the Trust for the fiscal year ending December 31, 2011. The Board of Trustees approved and ratified the Audit Committee's selection of Tait Weller at the Regular Meeting of the Board of Trustees on November 17, 2011.

Subsequent Events

18. On February 10, 2012, the Board of Trustees of the trust approved the liquidation of the Burnham U.S. Government Money Market Fund, effective on or about March 23, 2012.

Recently Issued Accounting Pronouncements

19. In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-04, "Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS")." ASU No. 2011-04 clarifies existing requirements for measuring fair value and for disclosure about fair value measurements in converged guidance of the FASB and the International Accounting Standards Board. The amendments are to be applied prospectively. The amendments are effective during interim and annual periods beginning after December 15, 2011. Early application by public entities is not permitted. The Adviser is currently evaluating the impact ASU No. 2011-04 will have on the financial statement disclosures.

In December 2011, FASB issued ASU No. 2011-11, "Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities." The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU No. 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The Adviser is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

34 NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Trustees of the
Burnham Investors Trust

We have audited the accompanying statements of assets and liabilities of Burnham Investors Trust (comprising the Burnham Fund, Burnham Financial Services Fund, Burnham Financial Industries Fund, and Burnham U.S. Government Money Market Fund, the "Funds"), including the schedules of Portfolio Holdings, as of December 31, 2011, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2010 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated February 24, 2011 expressed an unqualified opinion on such statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2011, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 24, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM 35

OTHER INFORMATION (UNAUDITED)

UN DE RS TA ND I NG YOU R F U N D EX PE NS E S

As a sharehold er of Burnham Fund, Burnham Financial Services Fund, Burnham Financial Industrie s Fund, or Burnham U.S. Government Money Market Fund (th e “fu nds”), you n i cur two types of costs: (1) tra nsaction costs, including redemption e f es and sales charges (loads) on purchases of Cla ss A h s ares; and (2) ongoing costs, n i cluding management f e es, distribution and/or service e f es, and other u f nd expenses.This example s i n i tended to help you underst and your ongoing costs (in dollars) of n i vest-n i g n i the funds and to compare these costs with the ongoing costs of n i vesting in other mutual funds.

The example is base d on an investment of $1,000 n i vested at the begin ning of h t e period and held o f r the entire period July 1, 2011 t o December 31, 2011.

Actual Expenses

The first sectio n of h t e a t ble below provides information about actual account values and actu al expenses.You may use the n i formation n i these columns, together with h t e amount you in vest ed, to estim ate the expenses that you paid during the year. Sim ply divide your account value by $1,0 00 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the resu lt by h t e number n i t h e first il ne under h t e heading entit led “Expenses Paid Durin gYear” to estimate the expenses you paid on your account durin g the year.

Hypothetical Example for Comparison Purposes

The second section of the t a ble below provides n i formation about hypoth etical account values and hypoth etic al expenses based on the funds’ actu al expense rati o and an assumed rate of return of 5% per year before expenses, whic h s i not the funds’ actual return.The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year.You may use this n i formatio n to compare the ongoing costs of investin g n i the funds and other funds.To do so, compare this 5% hypoth etical example with the 5% hypothetic al examples that appear n i the shareholder reports of the oth er funds.

Please note that the expenses shown n i t h e table are meant o t highlig ht your ongoin g costs only and do not reflect any r t ans-actional costs, such as sales charges ( l oads).Therefore, the hypothetical sectio n of the table is useful n i comparin g ongoin g costs only, and will not help you compare t h e e r lative total cost s of owning different f u nds. In additi on, if h t ese transactio nal cost s were included, your costs would have been higher.

Hypothetical

Actual Expenses(5% Return Before Expenses)

——————————————————— ———————————————————

Expenses Expenses

Beginning Ending Paid During Beginning Ending Paid During

Account Account Period* Account Account Period*

Value Value 7/1/2011- Value Value 7/1/2011- Expense

7/1/2011 12/31/2011 12/31/2011 7/1/2011 12/31/2011 12/31/2011 Ratio**

—————— —————— —————— —————— —————— —————— ————

Burnham Fund

Class A $1,000 $998 $6.81 $1,000 $1,018 $6.88 1.35%

Class C 1,000 995 10.61 1,000 1,015 10.72 2.11%

Burnham Financial Services Fund

Class A $1,000 $925 $8.75 $1,000 $1,016 $9.16 1.80%

Class C 1,000 921 12.36 1,000 1,012 12.95 2.55%

Burnham Financial In dustries Fund

Class A $1,000 $898 $13.37 $1,000 $1,011 $14.17 2.79%

Class C 1,000 895 16.65 1,000 1,008 17.63 3.48%

Class I 1,000 902 9.19 1,000 1,016 9.74 1.92%

Burnham U. S. Government

Money Market Fund $1,000 $1,000 $0.69 $1,000 $1,025 $0.70 0.14%

* Expe nses are equal to each fund’s an nu aliz ed expense rati o, mu lti plied by the average account valu e over h t e peri od, mult i plie d by h t e 184 days n i the most recent if scal ha f l -year, divided by 365 days n i t h e year t ( o reflect t h e one-half year period) .

** The Expense Ratio s in this a t ble do not match h t e ratios of expenses t o average daily net assets in h t e “Fin ancial High il ghts “ section of the report (the

“H ighli ghts Rati o s”) because the Highlights Ratios reflect the op erating expenses of the fund and do not include ratios of “Acq ui red Fund Fee s and Expenses”. “A cquired Fund Fees and Expenses” are n i curred n i directly by the Burnham Fu nd, as a result of t i s n i vestm ents in other n i vestment fund s.

Proxy Votin g Policies and Procedures

A descriptio n of the poli cies and procedures that the u f nds use to determine how o t vote proxies and in o f rmation e r garding how the u f nds voted proxies rela ting to portfolio securities during the most recent 12-month perio d ended June 30 s i available 1 ( ) without charge, upon request, by callin g (800) 874-3863; 2 ( ) by visi ting t h e funds’ website o l cated at http://www.burnhamfunds.com; and (3) by visit ing h t e U.S. Securities and Exchange Commission’s (“SEC”) website o l cated at ht p://www.sec.gov.

Portfolio Holdings

The u f nds file their complete schedule of portfolio holdings wit h h t e SEC o f r the first and h t ird quarters of each fiscal year on Form N-Q.The u f nds’ Form N-Q is available (1) by calling (800) 874-3863; (2) by visiting the f u nds’ website o l cated at http://www.burnhamfunds.com; (3) by visiting the SEC’s website at http://wwws . ec.gov; and 4 ( ) f o r e r vie w and copying at h t e SEC’s Public Reference Room “ ( PRR”) n i Washington, DC. Information regarding the operation of t h e PRR may be obtained by calling 1-800-SEC-0330.

Tax Information

Of the distr b i utio ns made by the followin g funds, the corresponding percentages represent the amount of each distribution, which wil l qualify for the 15% dividend income tax rate available as of December

31, 2011.

Burnham Fund 100.00%

Burnham Financial Services Fund 100.00%

Burnham Financial In dustries Fund 100.00%

Of the distr b i utio ns made by the followin g funds, the corresponding percentages represent the amount of each distribution, which may qualif y o f r the dividends received deductio n available t o corporate shareholders.

Burnham Fund 100.00%

Burnham Financial Services Fund 100.00%

Burnham Financial In dustries Fund 100.00%

For the fiscal year ended December 31, 2011, the amount of long-term capital gain designated by the funds s i as follows:

Burnham Fund $—

Burnham Financial Services Fund $—

Burnham Financial In dustries Fund $—

The Funds' BOARD OF TRUSTEES

The tables below provide information on the individuals who serve as trustees and officers of Burnham Investors Trust (to which all funds in this report belong). The Board of Trustees oversees the funds' business and investment activities and is responsible for protecting the interests of fund shareholders.

Two of the trustees are considered affiliated or "interested" persons under the Investment Company Act of 1940, as amended. This category is defined as including any person who is an officer, director, or employee of Burnham Asset Management Corp., the funds' investment adviser, or Burnham Securities Inc., the funds' distributor, as well as anyone who – individually or otherwise – owns, controls, or has voting power over 5% or more of the securities of the Burnham companies mentioned above or of any of the funds.

Although Burnham Investors Trust was formed in 1999, the dates of service shown below include any time spent as trustee of the trust's predecessor organization, Burnham Fund, which was formed in June 1975. All trustees oversee four active portfolios, as disclosed in this report. Each trustee serves until his or her resignation, retirement or termination. Each officer serves at the pleasure of the Board of Trustees or until successor is elected. During the year covered by this report, the Board of Trustees met four times. For purposes of trust business, the address for all trustees is c/o Burnham Investors Trust, 1325 Avenue of the Americas, 26th Floor, New York, NY 10019.

Jon M. Burnham and Debra B. Hyman are father and daughter, respectively.

You can find more information about the trustees in the Statement of Additional Information for the funds, which is available for free by calling 1-800-874-FUND (3863).

AFFILIATED TRUSTEES

Name, Year Born	Trust Position(s); Year Elected Trustee	Principal Occupation(s) and All Directorships during the Last Five Years
Jon M. Burnham 1936	Chairman, President CEO; 1989	Chairman and CEO of Burnham Asset Management Corp., since 1995; Director of Burnham Asset Management Corp. and Burnham Securities, Inc., since 1989

PRINCIPAL OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

Name, Year Born	Office(s) Held; Year Appointed	Principal Occupation(s) during the Last Five Years
Michael E. Barna 1961	Executive Vice President, Chief Treasurer and Secretary; 1989	EVP of Burnham Asset Management Corp., since 1997; Assistant Secretary of Burnham Asset Management Corp., since 1989
Debra B. Hyman 1961	Executive Vice President; 1989	Vice President and Director of Burnham Asset Management Corp. and Burnham Securities Inc., since 1989
Frank A. Passantino 1964	First Vice President, Assistant Secretary; 1990 and Anti-Money Laundering Compliance Officer; 1999	First Vice President of Burnham Asset Management Corp. and Burnham Securities Inc., since 1990
Ronald M. Geffen 1952	Vice President; 1990	Managing Director of Burnham Asset Management Corp. and Burnham Securities Inc., since 1990
Thomas N. Calabria 1968	Chief Compliance Officer; since 2006	Chief Compliance Officer of Burnham Asset Management Corp., since 2007; Vice President of Burnham Asset Management Corp. and Burnham Securities Inc., since 2005

OTHER INFORMATION 37

I N D E P E N D E N T T R U S T E E S

Name, Year Born Year Elected Trustee Principal Occupation(s ) and All Dire ctorships during th e Last Five Years

Joyce E. Heinzerling 2004 Principal, Meridian Fund Advisers, LLC., since 2009; General

1956 Counsel, Archery Capital, LLC., 2000-2009 (private investment fund);

Director,Value Lin e Funds, since 2008

Bruce Mac Corkindale 2010 President and Managing Partner, Bruce Mac Corkindale, CPA, P.C.,

1950 since 1985

John C. McDonald 1989 President, MBX Inc., since 1991 (t elecommunicatio ns)

1936

Robert F. Shapiro 1989 Vice Chairman, Klingenstein, Field s & Co., LLC since 1996

1934(investment management); Director,TJX Companies, 1974-2010

(retail); Director, Genaera, 1996-2009 (r esearch)

MO D ER N PO R TF O L IO T H EO R Y S TA T I S T IC S T ER MS

Beta

A measure of a u f nd’s s e nsitiv ity o t market movements, relative to h t e S&P 500. (By definition, h t e beta of h t e S&P 500 s i 1.00.)

R2

Reflects h t e percenta ge of a u f nd’s movements that are explained by movements n i t i s benchmark n i dex. An R2 of 100 means that al movements are explained by the benchmark.

Alpha

Measures the difference between h t e u f nd’s actual returns and its expected performance, given it s level of risk.

Sta ndard Deviatio n

A statistic al measu re of the range of a fund’s performance. The greater the standard devia t i on, the greate r the fund’s volatil t i y.

Sharpe Ratio

Risk-adjusted measure usin g standard deviatio n and excess retu rn to determine reward per unit of risk.The higher the Sharpe Ratio, h t e better the f u nd’s historic al ris k-adjusted performance.

THIS PAGE N I TENTIONALLY LEFT BLANK

Distributor:

Burnham Securitie s, Inc.

1325 Avenue of the Americas, 26th Floor New York, NY 10019

phone: 1-800-874-FUND (3863) inte rnet: www.burnhamfunds.com email: contact@burnhamfunds.com

This report was prepare d for current shareholders of the Burnham Family of Funds, whic h are all part of Burnham Invest ors Trust.To be distributed to pote nti al shareholders, it must be accompanie d by a current prospectus.

Because this report gives data about the past, the fu nds’ hold ings and the managers’ views may have changed since this report was prepare d. None of the information in this re port is inte nded as investment advic e for in dividual invest ors, or as market predictions or securit ies recommendatio ns, either explicit or implicit.

O FF I C E R S O F TH E T R U S T

Jon M. Burnham

President and Chief Executiv e Officer

Mic hael E. Barna

Executi ve Vic e Presi dent, Chief Financial Officer, Trea surer and Se cretary

Debra B. Hyman

Executi ve Vic e Presi dent

Frank A. Passantino

First Vice President, Assistant Sec reta ry and Anti-Money Laundering Of fic er

Ronald M. Geffen

Vice President

Thomas N. Calabria

Chief Compliance Officer

B O A R D O F T R US T E E S

Chairman

Jon M. Burnham

Trustees

Joyce E. Heinzerling Bruce Mac Corkindale John C. McDonald Robert F. Shapiro

Item 2. Code of Ethics.

As of the period ended December 31, 2011 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. During the Reporting Period, there have been no changes to, amendments to or waivers from, any provision of the code of ethics. A copy of this code of ethics, dated November 13, 2003, is filed as an Exhibit to this Form N-CSR pursuant to Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has one audit committee financial expert serving on its audit committee. The Board has designated Bruce Mac Corkindale as the Registrant’s audit committee financial expert serving on the Registrant’s audit committee, and determined that Bruce Mac Corkindale is independent within the meaning of paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $82,300 for 2011 and $142,175 for 2010.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2011 and $0 for 2010.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice, and tax planning are $23,000 for 2011 and $57,000 for 2010. The services for each of the fiscal years ended December 31, 2011 and December 31, 2010 consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are for $0 for 2011 and $0 for 2010.

(e) (1)	A copy of the Audit Committee’s policy related to the approval of the audit, audit-related, tax and other services is filed as Exhibit 12(c) to this Form N-CSR.

(e) (2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X are as follows.

(b)	0.00%

(c)	100%

(d)	0.00%

(f)	All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant and to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and whose activities are overseen by the Registrant’s investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the Registrant’s last two fiscal years are $0 for 2011 and $0 for 2010.

(h)	The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) is compatible with maintaining the principal accountant’s independence. The audit committee has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	A schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)(17 CFR 270.30a-3(c))) were effective, as of a date within 90 days of the filing date of this report, based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act, as amended (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Burnham Investors Trust Code of Business Conduct and Ethics for Principal Executive and Principal Financial and Accounting Officers, dated November 13, 2003, is filed as Exhibit 12(a)(1) to this Form N-CSR.

(a) (2)	Certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed as Exhibit 12(a)(2) to this Form N-CSR.

(a) (3)	Not applicable to this filing.

(b)	Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as Exhibit 12(b) to this Form N-CSR.

(c)	Policy related to the Approval of Audit, Audit-Related, Tax and Other Services Provided by the Independent Registered Public Accounting Firm is furnished as Exhibit 12(c) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Burnham Investors Trust

By (signature and title) *	/s/ Jon M. Burnham
Jon M. Burnham
Chief Executive Officer (Principal Executive Officer)

Date	March 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (signature and title)*	/s/ Jon M. Burnham
Jon M. Burnham
Chief Executive Officer (Principal Executive Officer)

Date	March 9, 2012

By (signature and title)*	/s/ Michael E. Barna
Michael E. Barna
Chief Financial Officer (Principal Financial Officer)

Date	March 9, 2012